Exhibit 10.43

EXECUTION COPY

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TRANSFER AGREEMENT
by and between
Ocwen Loan Servicing, LLC
as the Seller
and

New Residential Mortgage LLC,
as the Purchaser
and
solely for purposes of Articles I, X and XI,
Ocwen Financial Corporation,
as Ocwen Parent
and
solely for purposes of Articles I, X and XI,
New Residential Investment Corp.,
as Purchaser Parent

Dated as of July 23, 2017

11

(continued)

(continued)

(continued)

Exhibit A — Form of Assignment Agreement
Exhibit B — Servicing Rights Classifications
Exhibit C — Homeward Servicing Rights
Exhibit 3.05 — Wire Instructions
Exhibit 6.11-A — Seller Information: Complaint Report
Exhibit 6.11-B — Seller Information: Litigation Report

Schedule 4.08A — Exceptions relating to all pending or threatened litigation, claims, demands, proceedings (Material Adverse Effect)
Schedule 4.08B — Exceptions relating to violations, breaches or non-compliance with Applicable Requirements (Material Adverse Effect)
Schedule 4.10 — Facts and Omissions (Seller Information)
Schedule 4.12.12 — Exceptions to Seller’s sole ownership of Servicing Rights
Schedule 4.12.15 — Selected Servicing Agreements with Incurred Losses
Schedule 4.12.17 — Exceptions to transferability of flood certification and tax contracts
Schedule 4.12.21 — Consent Orders

Annex A — Data Fields for Data Tape
Annex B — March Data Tape Fields

This TRANSFER AGREEMENT (the “Agreement”), dated as of July 23, 2017 (the “Effective Date”), and is executed within the United States Virgin Islands by and between Ocwen Loan Servicing, LLC, a Delaware limited liability company (the “Seller”) and New Residential Mortgage LLC, a Delaware limited liability company (the “Purchaser”).
WITNESSETH:
WHEREAS, pursuant to the Master Agreement (as defined herein) as supplemented by the Sale Supplements (as defined herein), Holdings (as defined herein) acquired certain Rights to MSRs (as defined in the Sale Supplements) relating to certain Mortgage Loans from Seller.
WHEREAS, the Sale Supplements provided that the Servicing Rights Assets (as defined in the Sale Supplements) related to the Rights to MSRs would be sold, conveyed, assigned and transferred to Holdings as of the applicable Servicing Transfer Date (as defined in the Sale Supplements).
WHEREAS, Holdings desires that notwithstanding the terms of the Sale Supplements, the Servicing Rights Assets be sold, conveyed, assigned and transferred to Purchaser pursuant to the terms of this Agreement.
WHEREAS, Ocwen Mortgage Servicing, Inc. (“OMS”), the parent corporation of Seller, (i) has reviewed, analyzed, and approved this transaction, (ii) has authorized and caused Seller to enter into this Agreement, and (iii) has not delegated any authority to any person outside the United States Virgin Islands to agree to terms on its behalf.
WHEREAS, the Seller, the Ocwen Parent, the Purchaser and the Purchaser Parent shall each execute this Agreement in the United States Virgin Islands.
WHEREAS, on the terms and conditions set forth herein, the Seller wishes to sell, transfer and convey to the Purchaser, and the Purchaser wishes to buy and acquire from the Seller, all of the Seller’s right, title and interest in and to the Servicing Rights.
NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth herein, the parties hereto agree as follows:
ARTICLE I.

DEFINITIONS AND CONSTRUCTION

Section 1.01    Definitions. As used in this Agreement, the following terms shall have the meanings specified below:
“Accepted Servicing Practices”: With respect to any Mortgage Loan, those mortgage servicing standards, policies and practices that are in accordance with (i) generally accepted and prudent mortgage servicing practices (including collection procedures) with respect to a mortgage loan of that type, (ii) the terms of the related Mortgage Loan Documents, (iii) Applicable Requirements and (iv) the terms of this Agreement.
“Affiliate”: (i) With respect to the Purchaser, Purchaser Parent and its direct or indirect wholly-owned subsidiaries and (ii) with respect to the Seller, Ocwen Parent and the direct or indirect wholly-owned subsidiaries of Ocwen Parent.
“Agreement”: This Transfer Agreement, including all amendments hereof and supplements hereto, and all Exhibits, Annexes and Schedules attached hereto or delivered pursuant hereto.
“Ancillary Fees”: All incidental servicing fees (such as late fees, returned check fees, prepayment penalties, payoff quote fees, lien release fees, assumption fees, subordination fees, pay-by-phone fees, HAMP fees, modification fees and incentive income, etc.), any interest received on funds deposited in the Custodial Accounts and any other similar fees and charges collected from or assessed against a Mortgagor in accordance with Applicable Requirements.
“Applicable Requirements”: As of the time of reference, with respect to the applicable capacity of Seller as set forth in Exhibit B, (i) all applicable legal and contractual obligations (including by operation of law) of the Seller and its Affiliates with respect to the Mortgage Loans and the applicable Servicing Rights, including without limitation the applicable contractual obligations contained in this Agreement, the Servicing Agreements the MSR Purchase Agreement and the Sale Supplements, in any agreement with any Insurer, Investor or other Person or in the Mortgage Loan Documents; (ii) all federal, state and local legal and regulatory requirements (including, without limitation, laws, statutes, rules, regulations and ordinances) applicable to the Seller and the applicable Servicing Rights, including without limitation the applicable requirements and guidelines of any Investor or Insurer, the Consumer Financial Protection Bureau, or any other governmental agency, board, commission, instrumentality or other governmental or quasi-governmental body or office; (iii) all other judicial and administrative judgments, orders, stipulations, consent decrees, awards, writs and injunctions applicable to the Seller, the applicable Servicing Rights and the Mortgage Loans, and (iv) the terms of the related Mortgage Instruments and Mortgage Notes.
“Assignment Agreement”: An agreement substantially in the form of Exhibit A to this Agreement or in such other form as mutually agreed upon by the Parties in writing.
“Bifurcation”: With respect to each Mortgage Loan and the applicable Servicing Rights, an agreement from the applicable Investor as evidenced by documentation which shall be in form and substance satisfactory to the Purchaser in its reasonable discretion, consenting to a bifurcation of liability between the Seller and the Purchaser, whereby such Investor agrees that (i) the Purchaser shall solely be responsible for the obligations and covenants of the Servicer under the Servicing Agreements to the extent related to the applicable Servicing Rights after the applicable Transfer Date and that (ii) the Seller shall solely be responsible for the obligations and covenants of the Servicer under the Servicing Agreements to the extent related to the applicable Servicing Rights prior to the applicable Transfer Date.

“Business Day”: Any day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the State of New York are authorized or obligated by law or by executive order to be closed or (c) such other days as agreed upon by the Parties in writing.
“Claim”: Any claim, demand or litigation related to the Mortgage Loans, the Servicing Rights or this Agreement.
“Confidential Information”: Any and all information regarding the transactions contemplated by this Agreement, Consumer Information, the proprietary, confidential and non-public information or material relating to the business (including business practices) of the Disclosing Party (or the Disclosing Party’s clients and investors), information regarding the financial condition, operations and prospects of the Disclosing Party, and any other information that is disclosed to one party by or on behalf of the other party or any of their respective Affiliates or representatives, either directly or indirectly, in writing, orally or by drawings or by permitting inspection of documents or other tangible expression, whether exchanged before or after the date of this Agreement, and contained in any medium, which such entity considers to be non-public, proprietary or confidential. Confidential Information includes (but is not limited to) all (a) information relating to the Purchaser’s interest in the Servicing Rights or the amount, characteristics or performance of the Mortgage Loans or any economic or noneconomic terms of this Agreement, (b) information relating to research and development, discoveries, formulae, inventions, policies, guidelines, displays, specifications, drawings, codes, concepts, practices, improvements, processes, know-how, patents, copyrights, trademarks, trade names, trade secrets, and any application for any patent, copyright or trademark; and (c) descriptions, financial and statistical data, business plans, data, pricing, reports, business processes, recommendations, accounting information, identity of suppliers, business relationships, personnel information, technical specifications, computer hardware or software, information systems, customer lists, costs, product concepts and features, corporate assessments strategic plans, services, formation of investment strategies and policies, other plans, or proposals, and all information encompassed in the foregoing. Information relating to the Disclosing Party’s consultants, employees, clients, investors, customers, members, vendors, research and development, software, financial condition or marketing plans is also considered Confidential Information.
“Consent Non-Delivery Determination Date”: As defined in the Master Agreement.
“Consumer Information”: Any personally identifiable information relating to a Mortgagor which is considered “nonpublic personal information” of “customers” and “consumers” as those terms are defined in the GLBA.
“Custodial Accounts”: The accounts in which Custodial Funds are deposited and held by or on behalf of the Servicer, which, for the avoidance of doubt, do not include “clearing accounts” or accounts held by third party servicers under SBO Contracts.
“Custodial Funds”: All funds held by or on behalf of the Seller with respect to the Mortgage Loans, including, but not limited to, all principal and interest funds and any other funds due Investors, buydown funds, funds for the payment of taxes, assessments, insurance premiums, ground rents and similar charges, funds from hazard insurance loss drafts and other mortgage escrow and impound amounts (including interest accrued thereon for the benefit of the Mortgagors under the Mortgage Loans, if required by law or contract) maintained by or on behalf of the Seller relating to the Mortgage Loans.
“Data Tape”: With respect to each Transfer Date, the list of all Mortgage Loans, dated as of the date specified therein, whose Servicing Rights will be transferred, or that are anticipated to be transferred, as applicable, to the Purchaser pursuant to this Agreement on such Transfer Date, including the data fields set forth on Annex A hereto.
“Designated Event”: The Seller’s receipt of notice from Purchaser that Purchaser has elected to exercise its right to terminate the Seller as “Subservicer” “for convenience” pursuant to Section 5.1(b) of the Subservicing Agreement, which includes or is accompanied by Purchaser’s written election not to terminate this Agreement and the Master Agreement in connection with such termination of the Subservicing Agreement. If no election is made in such notice, this Agreement shall terminate concurrently with the Subservicing Agreement.
“Disclosing Party”: As defined in Section 11.19(a) of this Agreement.
“Effective Date”: As defined in the preamble to this Agreement.
“Excluded Obligations”: Except to the extent assumed as an “Assumed Liability” (as defined in the Sale Supplements) by Holdings pursuant to the MSR Purchase Agreement or the applicable Sale Supplement, (i) duties, obligations or liabilities of any kind, whether known, unknown, contingent or otherwise (for the purpose of this definition “Obligations”), attributable to any acts or omissions to act taken or omitted to be taken by the Seller (or any of its Affiliates, agents, contractors or representatives, including any subservicer of the Mortgage Loans) prior to the applicable Transfer Date, and (ii) Obligations arising out of or resulting from any actions, causes of action, claims, suits or proceedings or violations of law or regulation attributable to any acts or omissions to act taken or omitted to be taken by the Seller in the performance of its duties under the Servicing Agreements.
“Expiration Date”: With respect to each applicable Mortgage Loan and related Servicing Rights, the date that is the later of (a) the [***] of the Effective Date (in the case of the representation set forth in Section [***]) or the applicable Transfer Date (in the case of the Transfer Date Representations) and (b) the date on which Seller ceases to service such Mortgage Loan, or in the case of the representation made in Section [***], the date on which Seller no longer services any of the Mortgage Loans; provided that if Seller has been terminated for cause as subservicer pursuant to Section 5.3 of the Subservicing Agreement with respect to the related Mortgage Loan, the Expiration Date shall be the later of (i) the [***] of the Effective Date and (ii) the [***] of the effectiveness of such termination.
[***].
“FHA”: The Federal Housing Administration of the United States Department of Housing and Urban Development, or any successor thereto.

“GAAP”: The generally accepted accounting principles in effect from time to time in the United States of America.
“GLBA”: The Gramm-Leach-Bliley Act of 1999 as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.
“Governmental Authority”: Any court, board, agency, commission, office or other authority or quasi-governmental authority or self-regulatory organization of any nature whatsoever for any governmental unit (foreign, federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence, in each case having relevant jurisdiction.
“Holdings”: HLSS Holdings, LLC.
“Homeward”: Homeward Residential, Inc.
“Homeward Servicing Rights”: Those Servicing Rights with respect to which Homeward is the named servicer and are identified on Exhibit C.
“Initial Transfer Date”: The first Transfer Date relating to one or more Investors occurring pursuant to the terms of this Agreement.
“Insurer” or “Insurers”: FHA, VA or any private mortgage insurer, pool insurer and any insurer or guarantor under any standard hazard insurance policy, any federal flood insurance policy, any title insurance policy, any earthquake insurance policy or other insurance policy, and any successor thereto, with respect to the Mortgage Loan or the Mortgaged Property.
“Investor” or “Investors”: With respect to any Mortgage Loan, the owner thereof, which may include a trustee acting on behalf of investors and if applicable, the FHA or VA.
“Loss” or “Losses”: Any and all direct, actual losses, damages, deficiencies, claims, actual costs or expenses, including without limitation reasonable costs of investigation (solely to the extent such investigation is reasonably required to address a third party claim), attorneys’ fees and disbursements, and subject to Section 11.17.
“March Data Tape”: With respect to all Mortgage Loans with respect to which the related Servicing Rights are transferred to the Purchaser pursuant to this Agreement, the fields of information described in Annex B and contained in the data tapes delivered by Seller to Purchaser on April 12, 2017 (with respect to Primary Mortgage Loans) and on April 25, 2017 (with respect to Master Servicing Rights).
“Master Agreement”: The Master Agreement, dated as of July 23, 2017, among Seller, Purchaser, Holdings and HLSS MSR-EBO Acquisition LLC.
“Master Servicing Rights”: The Servicing Rights identified as master servicing rights on Exhibit B hereto.

“Material Adverse Change”: With respect to any Person, any material adverse change in the business, condition (financial or otherwise), or operations, of such person.
“Material Adverse Effect”: With respect to the Seller (a) a Material Adverse Change with respect to the Seller or any of its Affiliates taken as a whole; (b) a material impairment of the ability of the Seller to perform under this Agreement or the Subservicing Agreement; (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement against the Seller; or (d) a material adverse effect upon the value or marketability of a material portion of the Servicing Rights. With respect to the Servicing Rights transferred to the Purchaser pursuant to this Agreement, a material adverse effect (a) upon the value or marketability of such Servicing Rights taken as a whole or (b) on the ability of the Seller to realize the full benefits of such Servicing Rights.
“MERS”: Mortgage Electronic Registration Systems, Inc., or any successor thereto.
“Mortgage Escrow Payment”: The portion, if any, of a Mortgage Loan Payment in connection with a Mortgage Loan that relates to funds for the payment of taxes, assessments, insurance premiums and other customary mortgage escrow amounts required under the Mortgage Loan Documents.
“Mortgage Instrument”: Any deed of trust, security deed, mortgage, security agreement or any other instrument which constitutes a first lien on real estate (or shares of stock in the case of cooperatives) securing payment by a Mortgagor of a Mortgage Note.
“Mortgage Loan”: Each of the mortgage loans serviced by Seller and corresponding to the applicable investor code set forth on Exhibit B hereto.
“Mortgage Loan Documents”: With respect to any Mortgage Loan, the Mortgage Loan documents included in the related mortgage file, including but not limited to, any Mortgage Note, any recorded Mortgage Instrument(s), any assignments of Mortgage Instruments and copies of any final title policies.
“Mortgage Loan Payment”: With respect to a Mortgage Loan, the amount of each monthly installment on such Mortgage Loan, whether principal and interest or escrow or other payment, required or permitted to be paid by the Mortgagor in accordance with the terms of the Mortgage Loan Documents.
“Mortgage Note”: The promissory note executed by a Mortgagor and secured by a Mortgage Instrument evidencing the indebtedness of the Mortgagor under a Mortgage Loan.
“Mortgaged Property”: The real property that is encumbered by a Mortgage Instrument, including all buildings and fixtures thereon.
“Mortgagor”: Any obligor under a Mortgage Note and Mortgage Instrument.
“MSR Purchase Agreement”: As defined in the Master Agreement.
“MSRPA Servicing Agreement”: As defined in the Master Agreement.

“Non-Consented Servicing Rights”: Any Servicing Rights with respect to which the Required Consent has not been obtained by the Consent Non-Delivery Determination Date.
“Obligations”: As defined in the definition of Excluded Obligations for purposes of that definition.
“Ocwen Parent”: Ocwen Financial Corporation and its permitted successors and assigns.
“Origination Source”: Any Person who, in connection with the origination of a Mortgage Loan or the program under which such Mortgage Loan was originated, retained the right to consent to the subsequent transfer of servicing of such Mortgage Loan and/or sale of the related Servicing Rights.
“Origination Source Consent”: The written consent of an Origination Source.
“Parties” (or each, a “Party”): The Seller, the Ocwen Parent, the Purchaser and the Purchaser Parent.
“Person”: An individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association or organization, a government body, agency or instrumentality or any other entity.
“Primary Mortgage Loan”: Any Mortgage Loan with respect to which Seller is performing “primary” mortgage servicing functions with respect to the related Mortgage Loan, whether in its capacity as master servicer, servicer, primary servicer, subservicer or otherwise.
“Purchaser”: As defined in the preamble to this Agreement.
“Purchaser Indemnitee”: As defined in Section 9.01 of this Agreement.
“Purchaser Parent”: New Residential Investment Corp. and its permitted successors and assigns.
“Recipient”: As defined in Section 11.19(a) of this Agreement.
“Required Consent”: With respect to each Mortgage Loan and the related Servicing Rights, each and every consent, approval, notice, confirmation, agreement or other documentation required by the applicable Servicing Agreement and Applicable Requirements in order to sell, assign and transfer the Servicing Rights to the Purchaser in accordance with this Agreement, including, without limitation, as applicable, Investor consent, Insurer consent, Origination Source Consent, trustee consent, master servicer consent and rating agency confirmation.
“Sale Supplements”: As defined in the Master Agreement.
“SBO Contract”: A contract between Seller and an unaffiliated third-party servicer or subservicer pursuant to which the third party services mortgage loans with respect to which Seller performs in the capacity of master servicer, but solely to the extent such contract relates to the Master Servicing Rights and not to the extent such contract relates to any other servicing rights.
“Seller”: As defined in the preamble to this Agreement.
“Seller Indemnitee”: As defined in Section 9.02 of this Agreement.
“Seller Information”: Any information listed and otherwise described in Schedule 4.10 attached hereto.
“Servicer”: The Person contractually obligated, at any time, to administer the applicable Servicing Rights under the Servicing Agreements.
“Servicing Agreements”: With respect to any Mortgage Loan, all of the contracts (including, without limitation, any pooling agreement, servicing agreement, custodial agreement or other agreement or arrangement) establishing and relating to the rights and obligations of the Servicer, whether as master servicer, servicer, sub-servicer or other similar role, as applicable.
“Servicing Compensation”: The annual aggregate amount payable to Servicer under the applicable Servicing Agreement with respect to Servicing Rights related to a Mortgage Loan as consideration for servicing such loan, expressed as a percentage of the unpaid principal balance thereof, and excluding Ancillary Fees.
“Servicing File”: With respect to each Mortgage Loan, the physical and electronic files and records maintained by the Seller in connection with its servicing of such Mortgage Loan, including, without limitation, Mortgage Loan Documents, payment histories and Mortgagor communications, in each case to the extent applicable.
“Servicing Rights”: With respect to each Mortgage Loan, solely to the extent applicable to the relevant capacity of Seller under the applicable Servicing Agreements as set forth in Exhibit B, and excluding all other rights, obligations, powers and privileges applicable to Seller in any other capacity (whether owned by Seller, an Affiliate of Seller or a third party), any and all of the following: (i) the rights and obligations to service, administer, collect payments for the reduction of principal and application of interest thereon, collect payments on account of taxes and insurance, pay taxes and insurance, remit collected payments, provide foreclosure services, provide full escrow administration, (ii) any other obligations required by any Investor or Insurer in, of, for or in connection with such Mortgage Loan pursuant to the applicable Servicing Agreement (but not, for the avoidance of doubt, the Subservicing Agreement), (iii) the right of the applicable Servicer to possess any and all documents, files, records, mortgage file, servicing documents, servicing records, data tapes, computer records, or other information pertaining to such Mortgage Loan or pertaining to the past, present or prospective servicing of such Mortgage Loan, (iv) the right to receive the Servicing Compensation and any Ancillary Fees arising from or connected to such Mortgage Loan and the benefits derived from and obligations related to any accounts arising from or connected to such Mortgage Loan and (v) all rights, powers and privileges incident to any of the foregoing, subject, in each case, to any rights, powers and prerogatives retained or reserved by the Investors; provided that, for the avoidance of doubt, “Servicing Rights” does not include any right title and interest in any of the foregoing items that has been previously sold, assigned and/or transferred by Seller to Holdings or HLSS MSR-EBO Acquisition LLC pursuant to the MSR Purchase Agreement.
“State Agency”: Any state or local agency with authority to (i) regulate the business of the Purchaser or the Seller, including without limitation any state or local agency with authority to determine the investment or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Purchaser or the Seller or (ii) originate, purchase or service mortgage loans, or otherwise promote mortgage lending, including without limitation state and local housing finance authorities.
“Subservicer”: Ocwen Loan Servicing, LLC, in its capacity as subservicer under the Subservicing Agreement.
“Subservicing Agreement”: As defined in the Master Agreement.
“Termination Party”: As defined in the Subservicing Agreement.
“Transfer Date”: The date, as mutually agreed upon by the Seller and the Purchaser following satisfaction of the applicable conditions precedent set forth herein, on which servicing of a Mortgage Loan is transferred from the Seller to the Purchaser with respect to the applicable Servicing Right in accordance with the applicable Servicing Agreement.
“Transfer Date Representations”: Each of the representations and warranties set forth in Sections [***].
“VA”: The United States Department of Veterans Affairs or any successor thereto.
Section 1.02    General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(a)    Terms used in this Agreement have the meanings assigned to them in this Agreement (as defined herein), and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender.
(b)    Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.
(c)    References herein to a “Section,” shall be to the specified section(s) of this Agreement and shall include all subsections of such section(s).
(d)    The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provisions.
(e)    Section headings and other similar headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any of its provisions.

(f)    Each reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder.
(g)    References to days shall mean consecutive calendar days unless otherwise specified as “Business Days”.
(h)    Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”
Section 1.03    Homeward Servicing Rights. The parties acknowledge that notwithstanding anything herein to the contrary, Homeward is the named servicer with respect to, and holds legal title to, the Homeward Servicing Rights. Seller shall cause Homeward to sell, transfer and convey all of its rights and interest in the Homeward Servicing Rights to Purchaser on the applicable Transfer Date, subject to the conditions set forth in Section 2.01, including, without limitation, execution and delivery of an Assignment Agreement by Homeward. The parties acknowledge and agree that subject to the foregoing, this Agreement shall apply to the Homeward Servicing Rights as if Seller was the named servicer and held legal title thereto and any action or inaction or obligation of Homeward with respect to the Homeward Servicing Rights (assuming it was the “Seller” hereunder) shall be attributed to and be an obligation of Seller for all purposes hereunder, and Seller shall be entitled to (and the only Person entitled to) enforce this Agreement as the Seller on behalf of Homeward (assuming Homeward was the “Seller” hereunder) with respect to the Homeward Servicing Rights.

ARTICLE II.
TRANSFER OF SERVICING RIGHTS AND RELATED MATTERS
Section 2.01    Items to be Sold, Transferred and Assigned. Upon the terms and subject to the conditions of this Agreement, pursuant to an Assignment Agreement executed by the Purchaser and the Seller in accordance with the provisions of Section 2.02, and subject to the Applicable Requirements, the Seller shall, or shall cause its Affiliates to, on and as of each Transfer Date, sell, transfer, assign and otherwise convey to the Purchaser, and the Purchaser shall purchase, assume and otherwise acquire from the Seller, all of the Seller’s right, title, interest in and to, and all of the Seller’s obligations and covenants arising after such Transfer Date under the applicable (i) Servicing Rights, (ii) Custodial Funds and (iii) Servicing Files; provided, however, that the Purchaser does not purchase, assume or otherwise acquire any Excluded Obligation. Notwithstanding anything contained herein to the contrary, the Purchaser shall not acquire any Non-Consented Servicing Rights.
Section 2.02    Evidence of Transfer. Prior to the applicable Transfer Date, the Purchaser and the Seller shall execute and deliver the documents required by each Investor in connection with the transfer of the Servicing Rights hereunder, in form and substance reasonably satisfactory to the Purchaser and the Seller and in compliance with the Applicable Requirements. At least ten (10) Business Days prior to the applicable Transfer Date, the Seller shall deliver a Data Tape relating to such Transfer Date to the Purchaser in mutually agreeable form. On each Transfer Date, the Seller and the Purchaser shall execute and deliver an Assignment Agreement with respect to the Servicing Rights being transferred on such Transfer Date (subject to the satisfaction of the terms of this Agreement, including but not limited to, the representations, warranties, covenants and conditions precedent set forth herein).
Section 2.03    Consideration for Transfer. Each of the parties acknowledges and agrees that it has received adequate consideration and fair value for its covenants and obligations hereunder, including for the items sold, transferred, and assigned pursuant to Sections 2.01 and 2.02; provided that the parties agree that the Seller is not receiving any cash consideration hereunder for such items.
Section 2.04    Subservicing. All Mortgage Loans with respect to which the Servicing Rights have been transferred pursuant to this Agreement shall be subserviced by Seller in accordance with the terms of the Subservicing with respect to such transferred Servicing Rights.
Section 2.05    Custodial Accounts. On or promptly after the applicable Transfer Date, the Seller and the Purchaser will agree to a process to transfer, and the Seller shall transfer, the applicable Custodial Funds to Custodial Accounts established by or owned by Purchaser. Prior to the applicable Transfer Date, the Seller will send direction letters to the applicable institutions directing them to novate such Custodial Accounts to the Purchaser as of such Transfer Date.

ARTICLE III.
PAYMENTS GENERALLY
Section 3.01    Form of Payment to be Made. Unless otherwise agreed to by the Parties, all payments to be made by a Party to another Party, or such other Party’s designee, shall be made by wiring immediately available funds in United States dollars to the accounts designated by the receiving Party in accordance with such Party’s written instructions as set forth in Exhibit 3.05 attached hereto or such other instructions as a Party may require after written notice hereunder.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE SELLER
Purchaser acknowledges that Seller is providing the representations and warranties in Article IV solely for the purposes of establishing a basis on which claims for indemnification may be brought under this Agreement as specified in Section 9.01, and for purposes of defining certain conditions to Purchaser’s obligation to consummate the transactions hereunder as contemplated in Article VII, irrespective of whether Seller knows or should know of such breach.
Purchaser acknowledges that Seller is not making any representations, warranties, covenants or commitments of any kind whatsoever, oral or written, express or implied, whether at law or in equity, other than those set forth in this Agreement, and expressly disclaims reliance on any statements or information made or provided by Seller other than the provisions set forth in this Agreement.
The Seller represents and warrants as follows (it being understood that (x) other than the Transfer Date Representations, which are made only as of the applicable Transfer Date, all such representations and warranties, unless otherwise expressly provided herein, are made to the Purchaser as of the Effective Date and as of each applicable Transfer Date) and (y) all of the representations and warranties of the Seller contained herein [***] shall, subject to the limitations of applicable law, survive each such Transfer Date, as applicable and the termination of this Agreement):
Section 4.01    Due Organization and Good Standing. The Seller is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Seller has, and at all relevant times has had, in full force and effect (without notice of possible suspension, revocation or impairment) all required qualifications, permits, approvals, licenses, and registrations to conduct all activities in all states in which its activities with respect to the Mortgage Loans and the Servicing Rights require it to be qualified or licensed, except where the failure of the Seller to possess such qualifications, licenses, permits, approvals, and registrations would not be reasonably expected to have a Material Adverse Effect.
Section 4.02    Authority and Capacity. The Seller has all requisite limited liability company power, authority and capacity to carry on its business as it is now being conducted, to execute and deliver this Agreement and to perform all of its obligations hereunder. Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant required of it contained in this Agreement.
Section 4.03    Effective Agreement. The execution, delivery and performance of this Agreement by the Seller and consummation of the transactions contemplated hereby have been or will be duly and validly authorized by all necessary limited liability company or other action. This Agreement has been duly and validly executed and delivered by the Seller, and this Agreement is a valid and legally binding agreement of the Seller enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting generally the enforcement of creditor’s rights and the discretion of a court to grant specific performance.
Section 4.04    No Conflict. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with the terms and conditions of this Agreement, shall (a) violate, conflict with, result in the breach of, or constitute a default under, be prohibited by, or require any additional approval (except as shall have been obtained or made as of the related Transfer Date) under any of the terms, conditions or provisions of (i) the Seller’s certificate of formation, limited liability company agreement or other organizational documents of the Seller, (ii) any mortgage, indenture, deed of trust, loan or credit agreement or other material agreement or instrument to which the Seller is now a party or by which the Seller is bound, or (iii) any provision of any applicable law, ordinance, rule, regulation of any Governmental Authority applicable to the Seller, or any order, judgment, government directive or decree of any court or Governmental Authority applicable to the Seller or its assets, except where such conflict by Seller would not reasonably be expected to have a Material Adverse Effect, or (b) result in the creation or imposition of any lien, charge or encumbrance of any nature upon, the Servicing Rights, any of the Mortgage Loans or any of the properties or assets of the Seller other than as contemplated by this Agreement.
Section 4.05    Consents, Approval and Compliance. Except for the Required Consents, there is no requirement applicable to the Seller to make any filing with, or to obtain any permit, authorization, consent or approval of, any Person as a condition to the execution and delivery by the Seller of, and the lawful performance by the Seller of its obligations under, this Agreement. The Seller has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which might materially and adversely affect the operations or financial condition of the Seller or its ability to perform its obligations hereunder.
Section 4.06    Ability to Transfer. The Seller has complied with the Hart-Scott-Rodino Antitrust Improvements Act, or the bulk transfer or any similar statutory provisions in effect in any jurisdiction, the laws of which apply to such transfer, assignment and conveyance, and received any required approvals thereunder in connection with the transfer, assignment and conveyance of the Servicing Rights by the Seller pursuant to this Agreement.
Section 4.07    Insurance. Errors and omissions and fidelity insurance coverage, in amounts as required by the Applicable Requirements, is in effect with respect to the Seller. The Seller shall maintain such coverage, in amounts as required by the Applicable Requirements, until the transactions contemplated by this Agreement have been consummated in accordance with terms hereof.
Section 4.08    Litigation. Other than as disclosed in Schedule 4.08A, as of the Effective Date and the date of delivery of updated schedules under Section 6.08, there is no litigation, claim, demand, proceeding or governmental investigation pending or threatened in writing, or any order, injunction or decree outstanding, against or relating to the Seller or with respect to any Servicing Agreement (to the extent related to the applicable Servicing Rights) that could reasonably be expected to have a Material Adverse Effect. As of the Effective Date and the date of delivery of updated schedules under Section 6.08, other than as disclosed in Schedule 4.08B, no governmental agency, Investor, Insurer, trustee, master servicer or any other party to a Servicing Agreement has provided written notice to the Seller claiming or stating that the Seller has violated, breached or not complied with any Applicable Requirements in connection with the Servicing Rights applicable to the related Mortgage Loans which has not been resolved by the Seller that in each case could reasonably be expected to have a Material Adverse Effect.
Section 4.09    [Reserved.]
Section 4.10    Facts and Omissions. None of the Seller Information to the extent that it relates to Servicing Rights with respect to which the Transfer Date has occurred contains any material misstatement of fact or will omit to state a material fact necessary in order to make the statements, in light of the circumstances in which they are made, not materially misleading, in each case at the time specified therein or, if no time is specified therein, at the time delivered to Purchaser; provided, that, Seller makes no representation and warranty with respect to any Seller Information that based on or derived from inaccurate information provided to Seller by Purchaser.
Section 4.11    Sanctions; Anti-Corruption Compliance. None of the Seller, the Ocwen Parent, OMS, Homeward Residential Holdings, Inc. and Homeward Residential, Inc., or, to the best of Seller’s knowledge, any of their directors, officers, or employees is a person that is (i) a target of United States economic, financial, or trade sanctions in force from time to time, (ii) named, identified, or described on any blocked person list, specially designated nationals lists, prohibited persons list, or other official list of restricted persons with whom United States persons may not conduct business, including, but not limited to, restricted party lists published or maintained by the United States government, including, without limitation, the respective governmental institutions and agencies of any of the foregoing including, without limitation, the Office of Foreign Assets Control and the United States Department of State, or (iii) owned or controlled by, or an actor on behalf of, any persons described in clauses (i) and (ii).
Section 4.12    Mortgage Loans and Servicing Rights.
4.12.1     General Compliance. Each Mortgage Loan has been serviced by the Seller in compliance with all Applicable Requirements and Accepted Servicing Practices in all material respects. All collection efforts by or on behalf of the Seller have been performed in compliance with all Applicable Requirements and Accepted Servicing Practices, in each case in all material respects. No servicer default, servicer termination event, event of default or other default or breach has occurred by the Seller under any Servicing Agreement, and to the Seller’s knowledge, following the execution of the related Servicing Agreement, no event has occurred which with the passage of time or the giving of notice or both would: (A) constitute a material default or breach by the Seller under any Servicing Agreement or under any Applicable Requirement; or (B) permit termination of any such Servicing Agreement with respect to the applicable Servicing Right by a third party without the consent of the Seller, other than as a result of a collateral performance trigger such as delinquency or loss ratios or rating agency rating.
4.12.2     No Default/No Waiver. Other than as disclosed to the Purchaser on the related Data Tape, Seller has not waived any default, breach, violation or event of acceleration existing under any Mortgage Loan other than in accordance with Applicable Requirements. Except as disclosed to the Purchaser on the related Data Tape, the Seller has not, except in accordance with Applicable Requirements, (i) agreed to any material modification, extension or forbearance in connection with any Mortgage Note or Mortgage Instrument, (ii) released, satisfied or canceled any Mortgage Note or Mortgage Instrument in whole or in part or released any party thereto in whole or in part, or (iii) subordinated any Mortgage Instrument in whole or in part.
4.12.3     Application of Funds. All payments received by the Seller with respect to any Mortgage Loan have been remitted and properly accounted for in compliance with and as required by Applicable Requirements and Accepted Servicing Practices in all material respects.
4.12.4     Mortgage Insurance. As to each mortgage insurance, pool insurance or guaranty certificate, Seller has complied with Applicable Requirements for processing of claims and payment of premiums.  Seller has complied with federal statutes and regulations regarding processing of insurance policies.
4.12.5     Compliance with Laws. The Seller has complied with the Applicable Requirements with respect to the Mortgage Loans in all material respects, including, without limitation, the federal Fair Housing Act, federal Equal Credit Opportunity Act and Regulation B, federal Fair Credit Reporting Act, federal Truth in Lending Act and Regulation Z, National Flood Insurance Act of 1968, federal Flood Disaster Protection Act of 1973, federal Real Estate Settlement Procedures Act and Regulation X, federal Fair Debt Collection Practices Act, federal Home Mortgage Disclosure Act, federal Homeowners Protection Act of 1998, and state consumer credit and usury codes and laws in all material respects. The Seller has, at all times during which it has been the Servicer of the Mortgage Loans, been (1) in compliance with any and all applicable licensing requirements of the laws of the jurisdiction and state wherein the related Mortgaged Property is located and had all requisite licenses, permits and approvals required in such jurisdiction, and (2) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state; except where the failure to be so qualified or in compliance or to possess such licenses, permits and approvals would not be reasonably likely to have a Material Adverse Effect.
4.12.6     Filing of Reports. The Seller has filed or will file in a timely manner all reports required by the Investors, Insurers and other Applicable Requirements with respect to the Mortgage Loans and the Servicing Rights during the time that the Seller has serviced the Mortgage Loans. The Seller has filed (or caused to be filed), all IRS Forms, including but not limited to Forms 1041-K1, 1041, 1099-INT, 1099-MISC, 1099A and 1098, as appropriate, which are required to be filed pursuant to Applicable Requirements with respect to the Servicing Rights for activity that occurred on or before each applicable Transfer Date and during the time that the Seller has serviced the Mortgage Loans.
4.12.7     Custodial Accounts. All Custodial Accounts required to be maintained by the Seller have been established and continuously maintained in compliance with Applicable Requirements and Accepted Servicing Practices in all material respects. Custodial Funds received by the Seller have been properly credited to the appropriate Custodial Account in a timely manner and in material compliance with Applicable Requirements and Accepted Servicing Practices, and have been retained in and disbursed from the Custodial Accounts in material compliance with the Applicable Requirements and Accepted Servicing Practices. Mortgage Escrow Payments received by the Seller have been credited to the appropriate Custodial Account maintained for escrow payments, and have been retained in and disbursed from such Custodial Account in accordance with the Applicable Requirements. With regard to Primary Mortgage Loans that provide for Mortgage Escrow Payments, the Seller has (a) computed the amount of such payments in compliance with Applicable Requirements, (b) paid on a timely basis all charges and other items to be paid out of the Mortgage Escrow Payments in material compliance with the Applicable Requirements, and when required by the applicable Servicing Agreement have advanced their own respective funds to pay such charges and items, and (c) timely delivered to the related Mortgagors the statements and notices required by Applicable Requirements in connection with Custodial Accounts, including without limitation statements of taxes and other items paid out of the Mortgage Escrow Payments and notices of adjustments to the amount of the Mortgage Escrow Payments, in each case in material compliance with Applicable Requirements. All funds received by the Seller in connection with the satisfaction of Mortgage Loans, including foreclosure proceeds and insurance proceeds from hazard losses, have been deposited in the appropriate Custodial Account and all such funds have been applied to pay accrued interest on the Mortgage Loans, to reduce the principal balance of the Mortgage Loans in question, or for reimbursement of repairs to the Mortgaged Property or as otherwise required by Applicable Requirements or are on deposit in the appropriate Custodial Account.
4.12.8     Investor Reporting. During the time the Seller has serviced the Mortgage Loans, the Seller has properly prepared and timely submitted to each Investor all reports required to be delivered by the Seller in connection with such payments required by the Applicable Requirements and Accepted Servicing Practices in all material respects.
4.12.9     Taxes and Charges. With respect to each Primary Mortgage Loan, during the time the Seller has serviced such Primary Mortgage Loan, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments and ground rents relating to such Primary Mortgage Loan have been timely paid by the Seller in material compliance with the Applicable Requirements and Accepted Servicing Practices to the extent such items are required to have been paid pursuant to Applicable Requirements.
4.12.10     Hazard and Related Insurance. All improvements upon each Mortgaged Property related to a Primary Mortgage Loan are insured against loss by fire, hazard (and, where required pursuant to Applicable Requirements, flood) and/or extended coverage insurance policies, in the amount, by an Insurer and otherwise in compliance with and in the manner as may be required by Applicable Requirements. There has been no unremedied act or omission of the Seller that would or may invalidate any such insurance, there has been no unremedied event or condition which may result in the revocation, cancellation or expiration of such coverage, and the insurance is or, when issued, will be, and will remain in full force and effect with respect to each Mortgage Loan. There are no defenses, counterclaims, or rights of set-off against the Seller affecting the validity or enforceability of any such insurance.
4.12.11     [Reserved.]
4.12.12     Good Title. Subject to the rights of HLSS Holdings, LLC and HLSS MSR-EBO Acquisition LLC, except as disclosed on Schedule 4.12.12, the Seller is the sole owner and holder of all right, title and interest in and to the Servicing Rights immediately prior to the conveyance thereof pursuant to Section 2.01 of this Agreement. Subject to Seller’s rights under the Subservicing Agreement, on the applicable Transfer Date, Seller’s right, title and interests in the Servicing Rights will be transferred to Purchaser free and clear of any lien, right or interest held or claimed by Seller or its Affiliates or their respective creditors.
4.12.13     Fraud. No misrepresentation, error or fraudulent action or omission has occurred on the part of Seller or any of its Affiliates in connection with the servicing of any Mortgage

Loan, any Servicing Agreement or the application of any insurance proceeds with respect to a Mortgage Loan or the Mortgaged Property.
4.12.14     Accuracy of Data. The information with respect to the Mortgage Loans and Servicing Rights included in the March Data Tape (solely with respect to Servicing Rights with respect to which the Seller has received the related Settlement Payment or Fee Restructuring Payment (each as defined in the Master Agreement)) and the Data Tape provided to the Purchaser with respect to such Transfer Date, are true and accurate in all material respects as of the dates specified therein.
4.12.15     No Recourse. Other than with respect to those Servicing Agreements listed in Schedule 4.12.15, (a) prior to the Effective Date, (i) the Seller has not incurred any losses pursuant to a Servicing Agreement (including pursuant to any repurchase, reimbursement or indemnity obligation), as the result of the default or foreclosure of, or acceptance of a deed in lieu of foreclosure or other transfer or sale of the Mortgaged Property in connection with, a Mortgage Loan or as a result of any provision of a Servicing Agreement that has imposed considerable obligations in addition to those that are of a type that are from time to time imposed upon servicers of private label servicing, except insofar as such losses are based upon a failure of the Servicer to comply with the Applicable Requirements and (ii) no Termination Party (as defined in the Subservicing Agreement) has delivered to Seller in writing any claim or demand that the Seller should bear or otherwise be responsible for the losses described clause (a)(i) above (other than any claim that are generally or publicly known information in the United States residential mortgage industry) and (b) no Servicing Agreement (in each case, other than due to the servicer’s breach of the applicable Servicing Agreement) (i) contains buydown loans that the servicer must fund, HELOCs open to draw that the servicer must fund, loans required to be repurchased by the Servicer (excluding real properties repurchased by Servicer in ordinary course), loans subject to a settlement with Investors, securityholders, State Agencies and/or Governmental Authorities that imposes restrictions or requirements on the Seller as servicer (and not on servicers more generally) that would apply to the Purchaser as successor servicer to Seller and would not otherwise apply to Purchaser as servicer, any FHA, VA or USDA loans where advances may systematically be not fully reimbursed on a regular basis, (ii) requires the servicer to compensate the related Investor for any interest rate reduction (via modification, shortfall between mortgage rate (net or gross) and the debenture rate or otherwise) and (iii) provides that the servicer is not entitled to be reimbursed by the Investor for servicer legal expenses related to repurchase proceedings due to the fact that the original servicer was also the loan seller.
4.12.16     ARM Loans. With respect to each adjustable rate Primary Mortgage Loan, the Seller has properly and accurately and in material compliance with all Applicable Requirements and Accepted Servicing Practices (a) entered into its system all data required to service such Primary Mortgage Loan, (b) adjusted the mortgage interest rate on each interest adjustment date, (c) adjusted the monthly payment on each payment adjustment date, (d) calculated the amortization of principal and interest on each payment adjustment date, and (e) executed and delivered any and all notices regarding interest rate and payment adjustments.

4.12.17     Tax Service Contracts and Initial Flood Certifications. To the extent required by Applicable Requirements, each Primary Mortgage Loan has, and at all times during which Seller has serviced such Primary Mortgage Loan has had, a valid tax service contract with an Investor-approved tax service provider. To the extent required by Applicable Requirements, each Primary Mortgage Loan has, and at all times during which Seller has serviced such Primary Mortgage Loans has had, a valid flood certification contract with an Investor-approved flood certification provider. Each Primary Mortgage Loan has had a flood zone determination conducted in compliance with the Applicable Requirements. Except as set forth on Schedule 4.12.17, each such tax service and flood certification contract is transferable to the Purchaser as a fully paid, transferable, life of the loan tax service contract or flood certification contract.
4.12.18     Credit Information; Credit Reporting. The Seller has, in its capacity as servicer for each Mortgage Loan, caused to be furnished to credit reporting agencies, accurate and complete information (i.e., favorable and unfavorable) on each Mortgagor, in accordance with the Applicable Requirements.
4.12.19     Casualty Insurance Proceeds. With respect to each Primary Mortgage Loan, during the time that Seller has serviced such Primary Mortgage Loan, Seller has applied all casualty insurance proceeds for property damage in accordance with Applicable Requirements.
4.12.20     Servicing Agreements. On or before the applicable Transfer Date, the Seller has provided or made available to the Purchaser true and correct copies of all of the Servicing Agreements in Seller’s possession or reasonably available to Seller; and such Servicing Agreements contain all of the terms and provisions necessary to service the Mortgage Loans in accordance with Applicable Requirements.
4.12.21     Other Agreements. Other than as disclosed in public filings or as identified on Schedule 4.12.21, the Seller is not a party to or subject to any agreement, stipulation, conditional approval, memorandum of understanding, notice of determination, consent decree, advisory settlement, compromise, litigation or other agreement or understanding with any Investor, court, Governmental Authority or body, or other Person which (i) in any material way seeks to modify or clarify or has the effect of modifying or clarifying any of the terms of the Applicable Requirements (solely with respect to the Servicing Rights and/or the Mortgage Loans), (ii) otherwise materially affects (A) the Seller’s or the Purchaser’s servicing obligations and practices (solely with respect to the Servicing Rights and/or the Mortgage Loans) including, but not limited to, escrow practices and except as otherwise addressed in this Agreement, (B) the Purchaser’s rights and duties set forth in this Agreement, including with respect to the Servicing Rights being acquired by the Purchaser, or (C) the economic value of the Servicing Rights being acquired by the Purchaser.
4.12.22     Repurchase. As of the applicable Transfer Date, there is no Mortgage Loan for which the applicable Investor has demanded that Seller repurchase such Mortgage Loan.
4.12.23     Improper Allegations in Servicing File. Any written allegation of an improper act or omission by the Seller that has been received by the Seller after June 1, 2012 from any Mortgagor is part of the related Servicing File.

Section 4.13    Quality Control Program.
4.13.1     Ongoing Program. The Seller maintains internal quality control procedures designed to detect and prevent dishonest, fraudulent or negligent acts, errors and omissions by officers, employees or other unauthorized persons.
4.13.2     Prior Audits. Within the three (3) years immediately preceding the Effective Date, Seller’s internal quality control procedures and audits have not revealed a failure to comply with Applicable Requirements that could reasonably be expected to have a Material Adverse Effect on all or any substantial portion of the Servicing Rights or on Seller’s ability to perform its obligations under this Agreement.
Section 4.14    Broker’s Fees. There are no fees or commissions or any expenses of any broker, finder or investment banker or anyone else acting in the capacity of a broker, finder or investment banker for the Seller in connection with the transactions contemplated hereby.
ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
The Purchaser represents and warrants as follows (it being understood that, unless otherwise expressly provided herein, each such representation and warranty is made to the Seller as of the date hereof and each applicable Transfer Date, and all of the representations and warranties of the Purchaser contained herein shall, subject to the limitations of applicable law, survive each Transfer Date and the termination of this Agreement):
Section 5.01    Due Formation and Good Standing. The Purchaser is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Delaware. Except for the Required Consents, the Purchaser has, and at all relevant times has had, in full force and effect (without notice of possible suspension, revocation or impairment) all required qualifications, permits, approvals, licenses, and registrations to conduct all activities in all states in which its activities with respect to the Mortgage Loans or the Servicing Rights require it to be qualified or licensed, except where the failure of the Purchaser to possess such qualifications, licenses, permits, approvals and registrations would not be reasonably expected to have a material adverse effect on the Seller or the transactions contemplated under this Agreement. The Purchaser is an approved member in good standing in the MERS system. No event has occurred, including but not limited to a change in insurance coverage, that would make the Purchaser unable to comply with the eligibility requirements of MERS to the extent applicable to the Servicing Rights being sold on such Transfer Date.
Section 5.02    Authority and Capacity. The Purchaser has all requisite corporate power, authority and capacity, to execute and deliver this Agreement and to perform all of its obligations hereunder. The Purchaser does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant required of it contained in this Agreement.

Section 5.03    Effective Agreement. The execution, delivery and performance of this Agreement by the Purchaser and consummation of the transactions contemplated hereby have been or will be duly and validly authorized by all necessary corporate, shareholder or other action; and this Agreement has been duly and validly executed and delivered by the Purchaser, and this Agreement is a valid and legally binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting generally the enforcement of creditor’s rights and the discretion of a court to grant specific performance.
Section 5.04    No Conflict. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with the terms and conditions of this Agreement, shall (a) violate, conflict with, result in the breach of, or constitute a default under, be prohibited by, or require any additional approval (except as shall have been obtained or made as of the related Transfer Date) under any of the terms, conditions or provisions of (i) the Purchaser’s certificate of formation or limited liability company agreement, (ii) any mortgage, indenture, deed of trust, loan or credit agreement or other agreement or instrument to which the Purchaser is now a party or by which the Purchaser is bound, or (iii) any provision of any applicable law, ordinance, rule, regulation of any Governmental Authority applicable to the Purchaser, or any order, judgment, government directive or decree of any court or Governmental Authority applicable to the Purchaser, or (b) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of the properties or assets of the Purchaser.
Section 5.05    Consents, Approvals and Compliance. Except for the Required Consents (i) there is no requirement applicable to the Purchaser to make any filing with, or to obtain any permit, authorization, consent or approval of, any Person as a condition to the lawful performance by the Purchaser of its obligations hereunder; and (ii) the Purchaser has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which might materially and adversely affect the operations or financial condition of the Purchaser or its ability to perform its obligations hereunder.
Section 5.06    Ability to Acquire. The Purchaser has complied with the Hart-Scott-Rodino Antitrust Improvements Act, or the bulk transfer or any similar statutory provisions in effect in any jurisdiction, the laws of which apply to such transfer, assignment and conveyance, and received any required approvals thereunder in connection with the acquisition of the Servicing Rights by the Purchaser pursuant to this Agreement.
Section 5.07    Licenses. As of the date hereof, the Purchaser has been approved by and is in good standing with each applicable State Agency, as necessary, in order to purchase the Servicing Rights hereunder.
Section 5.08    Litigation. There is no litigation, claim, demand, proceeding or governmental investigation existing or pending, or to the Purchaser’s knowledge, threatened, or any order, injunction or decree outstanding, against or relating to the Purchaser that could materially and adversely affect or delay the performance by the Purchaser of its obligations under this Agreement.

Section 5.09    Sophisticated Purchaser. The Purchaser is a sophisticated investor and its bid and decision to purchase the Servicing Rights is based upon the Purchaser’s due diligence and evaluation of the information and documents provided by the Seller and the terms of this Agreement. The Purchaser has consulted with such investment, legal, tax, accounting and other advisers as it deems necessary.
Section 5.10    [Reserved.]
Section 5.11    Sanctions; Anti-Corruption Compliance. None of the Purchaser, its Affiliates, or, to the best of Purchaser’s knowledge, any of their directors, officers, or employees (or any employees, officers or directors of Fortress Investment Group LLC participating in the negotiation or performance of this Agreement) is a person that is (i) a target of United States economic, financial, or trade sanctions in force from time to time, (ii) named, identified, or described on any blocked person list, specially designated nationals lists, prohibited persons list, or other official list of restricted persons with whom United States persons may not conduct business, including, but not limited to, restricted party lists published or maintained by the United States government, including, without limitation, the respective governmental institutions and agencies of any of the foregoing including, without limitation, the Office of Foreign Assets Control and the United States Department of State, or (iii) owned or controlled by, or an actor on behalf of, any persons described in clauses (i) and (ii).
Section 5.12    Broker’s Fees. There are no fees or commissions or any expenses of any broker, finder or investment banker or anyone else acting in the capacity of a broker, finder or investment banker for the Purchaser in connection with the transactions contemplated hereby.
ARTICLE VI.
COVENANTS
Section 6.01    Required Consents.
(a)    The transfer of the Servicing Rights pursuant to Article II hereof and the appointment of the Subservicer as subservicer for the Mortgage Loans are subject to obtaining the applicable Required Consents on or before the applicable Transfer Date. Seller and Purchaser shall comply with the provisions of Section 8 of the Master Agreement in connection with obtaining such consents. The Seller will instruct the holders of any Required Consents, any rating agencies, custodians, trustees and their representatives and advisors to (i) recognize the Purchaser as a full, interested party in the relevant servicing transaction, (ii) include the Purchaser in correspondence, and (iii) provide to the Purchaser and its advisors and representatives with full access to all documentation, in each case regarding servicing transfers in respect of the MSRPA Servicing Agreements.
(b)    The costs and expenses of the Seller and the Purchaser in connection with, arising out of or relating to the transfer of the Servicing Rights shall be payable pursuant to the terms of the Master Agreement.

Section 6.02    Servicing Files. To the extent that Purchaser or its successors or any subservicer, as applicable, is unable, despite its or its successor servicer’s best efforts, to service a Mortgage Loans in accordance with Applicable Requirements because the related Servicing File does not contain the documents or information required to be maintained by the Seller under Applicable Requirement and are necessary to service the applicable Mortgage Loan in compliance with Applicable Requirements, Seller shall reimburse the Purchaser for any reasonable out-of-pocket expenses incurred by Purchaser in curing such deficiency and indemnify Purchaser for any Losses that it incurs due to the inability to service in accordance with Applicable Requirements; provided that the Purchaser shall have (and shall have caused its successors and any subservicer to) used best efforts to obtain reimbursement from the applicable Investor for any such unreimbursed expenses or Losses prior to making a claim hereunder.
Section 6.03    Undertakings by the Seller.
(a)    [Reserved.]
(b)    IRS Reporting. The Seller shall, at its sole cost and expense, prepare and file with the Internal Revenue Service all reports, forms, notices and filings required by the Internal Revenue Code and rules, regulations and interpretations thereunder in connection with the Servicing Rights and Mortgage Loans with respect to events that occurred prior to the applicable Transfer Date thereof, including without limitation, the reporting of all interest paid by the Seller for the account of Mortgagors under the Mortgage Loans, all in material compliance with Applicable Requirements and Accepted Servicing Practices.
Section 6.04    Non-Solicitation. From and after the applicable Transfer Date, except as permitted under the Subservicing Agreement, the Seller shall not, and shall cause its Affiliates, officers and employees to not, and shall not engage any brokers, correspondent lenders, agents and independent contractors to, directly or indirectly, solicit the Mortgagors, during the remaining term of any of the Mortgage Loans, by telephone, by mail, by internet, by facsimile, by personal solicitation, by electronic media or otherwise take any action to solicit the Mortgagors; it being understood and agreed that all rights and benefits relating to direct solicitation of such Mortgagors with respect to any matter relating to the Mortgage Loans and all attendant right, title and interest in and to the list of such Mortgagors and data relating to their Mortgage Loans (including renewal dates) shall be transferred to Purchaser on the applicable Transfer Date.  It is understood and agreed that the foregoing is not intended to prohibit responding to Mortgagor inquiries, general advertising or solicitations directed to the public generally.
Section 6.05    Regulatory Update. Periodically, not less frequently than monthly unless otherwise agreed to by Seller and Purchaser, the Seller will arrange for a meeting between Seller’s chief compliance officer and one or more representatives of the Purchaser to provide an update with respect to Seller’s ongoing regulatory matters, substantially similar in scope and substance to the updates Seller provides to Fannie Mae and Freddie Mac and the update that Seller provided to Purchaser on June 21, 2017.
Section 6.06    Notice of Breach. Promptly upon a responsible officer of Seller becoming aware of a breach by Seller of any representation or warranty made by Seller pursuant to this

Agreement but in no event more than five (5) Business Days thereafter. Seller shall notify Purchaser in writing of such breach.
Section 6.07    Ordinary Course Servicing. The Seller shall continue to service (or, as applicable, shall continue to cause to have serviced) the Mortgage Loans pursuant to the terms and conditions of the MSR Purchase Agreement, the applicable Sale Supplements and in compliance with all Applicable Requirements and Accepted Servicing Practices, up to the transfer of the Servicing Rights on the applicable Transfer Date. Subject to the foregoing, the Seller will use commercially reasonably efforts to not take or omit to take any actions that could reasonably be expected to cause a Material Adverse Effect to the Servicing Rights and related assets and liabilities prior to the applicable Transfer Date.
Section 6.08    Updated Litigation Schedule. The Seller shall deliver to the Purchaser updated Schedules 4.08A and 4.08B on or before the fifth Business Day of each month.
Section 6.09    Notice of Material Events. To the extent not prohibited by Applicable Requirements and any applicable confidentiality provisions, the Seller shall promptly give the Purchaser written notice of (i) the occurrence of any breach by the Seller of any of its obligations hereunder or the commencement of any material litigation or proceeding or any other material adverse event, in each case, that could reasonably be expected to have a Material Adverse Effect, (ii) any event which, with the passage of time, could reasonably be expected to result in a termination of any Servicing Agreement with respect to the Servicing Rights, (iii) any written notices from any Investor (including copies of such notices) of any breach, potential breach, default or potential default by Seller under any Servicing Agreement, and with copies of any notices from such Investor, of any termination, potential termination or threatened termination of any Servicing Agreement, and (iv) any material notices, requests, orders or inquiries received from any Governmental Authority with respect to Seller’s interests in the Servicing Rights and any further correspondence in connection therewith and any periodic update with respect to the status of any such material notices, requests, orders or inquiries.
Section 6.10    Governmental Inquiries. The Parties shall cooperate in good faith with each other in responding to any inquiries from any of the Parties’ regulators or examiners regarding the origination or servicing of the Mortgage Loans (including providing copies of audits, documents and other information requested by any regulator or examiner); provided that, if (i) prohibited by Applicable Requirements from providing any such requested information or (ii) the underlying contract prohibits disclosure of the requested information, the applicable Party shall give the other Party prompt notice thereof and shall cooperate with such Party in responding to the applicable regulator or examiner’s request and/or in seeking exemption from such prohibition. The cooperating Party shall be reimbursed by the requesting Party for any reasonable out of pocket costs or expenses incurred in connection with the foregoing.
Section 6.11    Seller Information. Seller shall deliver monthly reports on or before the fifth (5th) Business Day of each month pertaining to complaints and litigation matters with respect to the Primary Mortgage Loans, substantially in the form and containing the information set forth in Exhibits 6.11-A and 6.11-B, respectively.

Section 6.12    Cooperation. To the extent reasonably possible, the Parties shall cooperate with and assist each other, as requested, in carrying out the purposes of this Agreement. The Purchaser shall cooperate as reasonably required by the Seller in the Seller’s efforts to obtain Required Consents and final certifications and recertifications as required hereunder. In addition, the Parties agree to cooperate and work in good faith to solve any and all issues or developments that arise during the course of the business relationship evidenced hereby.
Section 6.13    Custodial Account Verification. The Purchaser reserves the right to independently verify the sufficiency of the Custodial Accounts, employing such industry accepted practices such as, among other things, a test for minimum cash required. Should the Purchaser, any Investor or an auditor determine that the Custodial Account(s) did not contain the required deposits as of the applicable Transfer Date, then the Seller shall immediately reconcile all such accounts and deliver to the Purchaser within five (5) Business Days the amount of the identified shortage. Notwithstanding the foregoing, any right of the Purchaser to verify deposits in the Custodial Accounts shall in no way impair the Purchaser’s or any of its successors’ rights to any remedies provided under this Agreement and/or by law for any failure to maintain such accounts as required by this Agreement.
Section 6.14    Quality Control Procedures. The Seller shall maintain its current internal quality control program that the Seller reviews, on a regular basis, its compliance with and conformity to all Applicable Requirements to which the Seller is subject. The program shall include evaluating and monitoring the overall quality of the Seller’s (or the Seller’s subservicer’s) loan servicing activities, including collection call programs, in accordance with industry standards and this Agreement.
Section 6.15    Due Diligence. The Purchaser, at its expense, shall have the right to conduct diligence on the Seller and the Servicing Rights as described in the first three sentences of Section 2.11(a) of the Subservicing Agreement.
ARTICLE VII.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER
The obligations of the Purchaser under this Agreement to purchase and assume the applicable Servicing Rights on any Transfer Date are subject to the satisfaction of each of the following conditions on the date or dates specified in the applicable section of this Article VII, any or all of which may be waived in writing by the Purchaser:
Section 7.01    Correctness of Representations and Warranties. The representations and warranties made by the Seller in this Agreement shall be true and correct in all material respects as of such Transfer Date.
Section 7.02    Compliance with Covenants. All terms and covenants contained in this Agreement required to be complied with and performed by the Seller shall have been duly complied with and performed by the Seller in all material respects as of such Transfer Date.

Section 7.03    Required Consents. On or before the Transfer Date, the applicable Required Consents shall have been issued by all appropriate Persons and delivered to the Purchaser.
Section 7.04    Litigation. As of the Transfer Date, no litigation, claim, demand, administrative or regulatory proceeding or governmental investigation shall be pending or threatened and no order, injunction, or decree shall have been entered that either (i) would reasonably be expected to have a Material Adverse Effect with respect to the Servicing Rights or the Seller, or (ii) which is brought by a bona fide party in interest or a governmental authority with applicable jurisdiction and which enjoins, restrains or prohibits or seeks to enjoin, restrain or prohibit this Agreement or consummation of the transactions contemplated by this Agreement. As of the Transfer Date, no settlement or agreement shall have been entered into by the Seller that would reasonably be expected to have a Material Adverse Effect with respect to the Servicing Rights or the Seller.
Section 7.05    Condition of the Seller. There has been no Material Adverse Effect with respect to the Seller’s operations, systems or processes since the Effective Date and the Seller shall have provided to the Purchaser, if requested by the Purchaser, such information reasonably satisfactory to the Purchaser confirm the same.
Section 7.06    Required Documentation. On or prior to such Transfer Date, the Purchaser shall have reasonably approved and accepted all documentation required under the applicable Servicing Agreement to effectuate the purchase and transfer of the Servicing Rights as contemplated hereunder, with such documentation providing for Bifurcation.
Section 7.07    Replacement Subservicer. If the Subservicing Agreement has been terminated following a Designated Event, Purchaser shall have selected a replacement subservicer and such replacement subservicer shall be able to on-board the related Mortgage Loans in respect of the Servicing Rights to be transferred on such Transfer Date.
Section 7.08    Release of Liens on Servicing Rights. On or before the Initial Transfer Date, the Purchaser shall have received (i) an instrument, in a form reasonably satisfactory to the Purchaser, evidencing the release of any lien to which the Servicing Rights transferred to the Purchaser on such Transfer Date may have been subject and (ii) authorization (subject only to the consummation of such transfer) from the applicable secured party to file a UCC-3 financing statement in a form reasonably satisfactory to the Purchaser, terminating any lien referred to in the foregoing clause (i).
Section 7.09    Transfer Date Documentation. On or before the Transfer Date, the Purchaser shall have received, in form and substance reasonably satisfactory to the Purchaser (i) an Assignment Agreement providing for the conveyance of the applicable Servicing Rights on such Transfer Date and (ii) to the extent Master Servicing Rights are being conveyed on such Transfer Date, an assignment agreement providing for the assignment of each related SBO Contract with respect to such Master Servicing Rights. On or before the Effective Date, the Purchaser shall have received, in form and substance reasonably satisfactory to the Purchaser an opinion of counsel to Seller relating to corporate matters and enforceability, and the costs of the opinion of counsel shall be borne by the Seller.

Section 7.10    Licenses. On or before the applicable Transfer Date, the Purchaser has been approved by and is in good standing with each applicable State Agency as necessary, in order to purchase and assume responsibility for the related Servicing Rights.
Section 7.11    Reserved.
Section 7.12    Reserved.
Section 7.13    Secretary’s Certificate of Seller. The Purchaser shall have received, on or before the Effective Date, (i) a Secretary’s Certificate dated as of the Effective Date, reasonably acceptable to the Purchaser and (ii) applicable corporate resolution authorizing the Seller to enter into the types of transactions set forth herein and authorizing the officers of Seller to execute this Agreement and such other documents as may be necessary to accomplish the transactions contemplated hereby.
Section 7.14    Reserved.
Section 7.15    Reserved.
Section 7.16    Subservicing Agreement. A Subservicing Agreement (including any supplement or acknowledgement relating thereto) relating to the Servicing Rights to be sold to the Purchaser by the Seller pursuant to this Agreement shall have been executed and delivered by the Purchaser and the Subservicer and shall be in full force and effect as of the applicable Transfer Date.
ARTICLE VIII.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER
The obligations of the Seller to sell, transfer and assign Servicing Rights under this Agreement are subject to the satisfaction of each of the following conditions on the date or dates specified in the applicable section of this Article VIII, any or all of which may be waived in writing by the Seller:
Section 8.01    Correctness of Representations and Warranties. The representations and warranties made by the Purchaser in this Agreement are true and correct in all material respects as of the applicable Transfer Date.
Section 8.02    Compliance with Covenants. All terms and covenants in the Agreement required to be complied with and performed by the Purchaser shall have been duly complied with and performed by the Purchaser in all material respects, as applicable, as of the applicable Transfer Date.
Section 8.03    Proceedings. As of the Transfer Date, no court order shall have been entered in any action or proceeding instituted by any Person which enjoins, restrains or prohibits or seeks to enjoin, restrain or prohibit this Agreement, the transaction contemplated with respect to the consummation of any transaction contemplated by this Agreement.

Section 8.04    Required Consents. On or before the Transfer Date, the applicable Required Consents shall have been issued by all appropriate Persons and delivered to the Seller.
Section 8.05    Settlement Payment. The Seller shall have received the applicable Settlement Payment.
Section 8.06    Opinion. On or before the Effective Date, the Seller shall have received, in form and substance reasonably satisfactory to the Seller an opinion of counsel to Purchaser relating to corporate matters and enforceability. The costs of such opinion shall be borne by the Purchaser.
Section 8.07    Secretary’s Certificate of Purchaser. The Seller shall have received, on or before the Effective Date, (i) a Secretary’s Certificate dated as of the Effective Date, reasonably acceptable to the Seller, containing an incumbency certificate of the Purchaser dated as of the Effective Date identifying the Person(s) authorized to bind the Purchaser to this Agreement and (ii) applicable corporate resolution authorizing the Seller to enter into the types of transactions set forth herein and authorizing the officers of Purchaser to execute this Agreement and such other documents as may be necessary to accomplish the transactions contemplated hereby.
ARTICLE IX.
INDEMNIFICATION AND OTHER PAYMENTS
Section 9.01    Indemnification of the Purchaser.
(a)    The Seller shall indemnify, defend and hold the Purchaser and its officers, directors, employees, agents and its Affiliates (each, a “Purchaser Indemnitee”) harmless from, and will reimburse such Purchaser Indemnitee for, any and all Losses incurred by such Purchaser Indemnitee to the extent that such Losses arise out of or result from:
(i)    the inaccuracy of any representation or warranty made by the Seller in this Agreement;
(ii)    the failure by the Seller to perform or observe any term, provision and/or covenant of this Agreement;
(iii)    any inadequate, inaccurate or improper acts or omissions by the Seller, actual or alleged, related to the servicing of the Mortgage Loans with respect to which the Transfer Date has occurred, including, without limitation, any failure, actual or alleged, to comply with Applicable Requirements, relating to the period prior to the related Transfer Date;
(iv)    any Excluded Obligation with respect to Servicing Rights with respect to which the Transfer Date has occurred;
(v)    the matters described in Section 6.02, subject to the limitations set forth therein; or

(vi)    any act or omission of the Seller in the performance of its obligations under this Agreement.
(b)    Notwithstanding anything in this Agreement to the contrary, for purposes of establishing whether any matter is indemnifiable under Section 9.01(a), the accuracy of the representations and warranties of the Seller contained herein shall be determined without giving effect to the qualifications to such representations and warranties concerning knowledge, materiality or other exception (including, without limitation, any reference to “material adverse effect,” “the best of Seller’s knowledge,” or any other terms similar thereto). In that regard, the Parties acknowledge and agree that regardless of any qualifications or limitations contained in this Agreement regarding the Seller’s knowledge, or to materiality or to exceptions noted in a representation or warranty or disclosed in any schedule, the Seller shall be required to fully indemnify the Purchaser for all Losses arising in whole or in part from the breach of such representation or warranty [***].
(c)    In addition, and notwithstanding anything in this Agreement to the contrary, but subject to the limitations of applicable law, the indemnification obligations of the Seller under this Agreement shall not be limited by time[***].
(d)    Seller shall pay to Purchaser Indemnitee any non-disputed Losses within thirty (30) days of the Seller’s receipt of an invoice therefor, together with reasonable supporting documentation.
Section 9.02    Indemnification by Purchaser.
(a)    The Purchaser shall indemnify, defend and hold the Seller and its officers, directors, employees, agents and its Affiliates (each, a “Seller Indemnitee”) harmless from, and will reimburse such Seller Indemnitee for, any and all Losses incurred by such Seller Indemnitee to the extent that such Losses arise out of or result from:
(i)    Any breach of a representation or warranty by Purchaser made in this Agreement;
(ii)    Any breach of any covenant, agreement or obligation of Purchaser contained in this Agreement; and
(iii)    Any Claim that is brought against Seller after the relevant Transfer Date that relates to the Mortgage Loans and the Servicing Rights with respect to which the Transfer Date has occurred, except (i) to the extent Seller is liable therefor under this Agreement, the MSR Purchase Agreement, the Sale Supplements, the Subservicing Agreement or any other agreement between the Seller and the Purchaser or any Affiliate or (ii) to the extent such Claim results from or arises out of any matter related to the period prior to the Transfer Date.
(b)    Notwithstanding anything in this Agreement to the contrary, for purposes of establishing whether any matter is indemnifiable under Section 9.02(a), the accuracy of the representations and warranties of the Purchaser contained herein shall be determined without giving effect to the qualifications to such representations and warranties concerning knowledge, materiality or other exception (including, without limitation, any reference to “material adverse effect,” “the best of Purchaser’s knowledge,” or any other terms similar thereto). In that regard, the Parties acknowledge and agree that regardless of any qualifications or limitations contained in this Agreement regarding the Purchaser’s knowledge, or to materiality or to exceptions noted in a representation or warranty or disclosed in any schedule, the Purchaser shall be required to fully indemnify the Seller for all Losses arising in whole or in part from the breach of such representation or warranty.
(c)    In addition, and notwithstanding anything in this Agreement to the contrary, but subject to the limitations of applicable law, the indemnification obligations of the Purchaser under this Agreement shall not be limited by time.
(d)    Purchaser shall pay to Seller Indemnitee any non-disputed Losses within thirty (30) days of the Seller’s receipt of an invoice therefor, together with reasonable supporting documentation.
Section 9.03    [***].
Section 9.04    Reserved.
Section 9.05    Claims. An indemnified party under this Article IX shall notify an indemnifying party under this Article IX if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that would give rise to a claim in this Article IX (other than counterclaims made in the course of servicing the Mortgage Loans). The indemnifying party shall assume (with the prior written consent of indemnified party, not to be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, shall promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the indemnified party in respect of such claim and shall follow any reasonable written instructions received from the indemnified party in connection with such claim. In no event shall a party settle any claim subject to this Article IX without the prior written consent of the other party (which shall not be unreasonably withheld or delayed). The indemnified party may participate in the defense of claims at its own expense. The indemnified party may further assume control of any claim to the extent the indemnifying party is not in the reasonable, good faith opinion of the indemnified party properly conducting defense of the claim.
Section 9.06    Additional Remedy Considerations. No information or knowledge of the Purchaser, nor the results of any due diligence or investigation by the Purchaser (including, without limitation, in relation to the Seller, the Mortgage Loans, the Servicing Rights  or other assets), shall affect, waive, modify, limit, or diminish: (i) any representation or warranty of the Seller contained in this Agreement; or (ii) the Purchaser’s right to rely upon such representations and warranties of the Seller, including with respect to any claims for indemnification hereunder.
Section 9.07    Mitigation. Each Party that is eligible for indemnification under Sections 9.01 or 9.02 or reimbursement for costs and expenses under this Agreement, as the case may be, in respect of a Loss or cost and expense shall use its commercially reasonable efforts consistent with requirements of Applicable Requirements with respect to mitigation of damages to mitigate such Loss or cost and expense in a commercially reasonable manner; provided, however, that such mitigation will not cause such indemnified Party to incur any costs and expenses without being reimbursed therefor; and, provided further, the failure to mitigate by either Party shall not affect the indemnifying Party’s obligation to indemnify the indemnified Party except to the extent such failure to mitigate results in any material prejudice to the indemnifying Party and then only to the extent of such material prejudice and a violation of requirements of Applicable Requirements with respect to mitigation of damages. Each such indemnified Party (or Party eligible for reimbursement) shall furthermore reasonably cooperate with the indemnifying Party (or responsible Party), at the indemnifying (or responsible Party’s) reasonable request and expense, in connection with any efforts by the indemnifying Party (responsible Party) to mitigate such Loss.
ARTICLE X.
TERMINATION.
Section 10.01    Termination.
(a)    The Purchaser may immediately terminate this Agreement if any of the following shall occur:
(i)    Reserved;
(ii)    Reserved;
(iii)    the Seller or the Ocwen Parent breaches, in any material respect, any representation or warranty, covenant, obligation or agreement set forth in this Agreement and such breach is not cured within fifteen (15) days following such party’s receipt of the Purchaser’s written notice thereof;
(iv)    any filing of an insolvency proceeding by or on behalf of the Seller, any consent by or on behalf of the Seller to the filing of an insolvency proceeding against the Seller or any admission by or on behalf of the Seller of its inability to pay its debts generally as the same become due;
(v)    any filing of an insolvency proceeding against the Seller that remains undismissed or unstayed for a period of sixty (60) days after the filing thereof;
(vi)    any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the Seller.
(b)    The Seller may immediately terminate this Agreement if any of the following shall occur:

(i)    the Purchaser or the Purchaser Parent breaches, in any material respect, any representation or warranty, covenant, obligation or agreement set forth in this Agreement and such breach is not cured within fifteen (15) days following such party’s receipt of the Seller’s written notice thereof;
(ii)    any filing of an insolvency proceeding by or on behalf of the Purchaser, any consent by or on behalf of the Purchaser to the filing of an insolvency proceeding against the Purchaser or any admission by or on behalf of the Seller of its inability to pay its debts generally as the same become due;
(iii)    any filing of an insolvency proceeding against the Purchaser that remains undismissed or unstayed for a period of sixty (60) days after the filing thereof; or
(iv)    any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the Purchaser.
(c)    This Agreement shall automatically terminate on the earlier of (i) the date which is eighteen (18) months after the Effective Date and (ii) the date on which the Subservicing Agreement is terminated pursuant to the terms thereof (other than in connection with a Designated Event), in each case solely with respect to any Servicing Rights with respect to which the Transfer Date has not occurred as of such date.
Section 10.02    Designated Events. If the Subservicing Agreement has been terminated following a Designated Event, Seller and Purchaser shall cooperate in good faith to comply with the Transfer Out Procedures (as defined in the Subservicing Agreement) set forth in Exhibit P-1 and Exhibit P-2 of the Subservicing Agreement and transfer servicing in accordance with industry standard transfer procedures. and (ii) Purchaser shall use commercially reasonable efforts to require any successor servicer or subservicer to comply with the Transfer Out Procedures set forth in Exhibit P-1 and Exhibit P-2 of the Subservicing Agreement and transfer servicing in accordance with industry standard transfer procedures. In addition, Purchaser shall not utilize any successor servicer or subservicer unless such successor servicer or subservicer has been approved by and is in good standing with Fannie Mae, Freddie Mac and each applicable State Agency.
Section 10.03    Effect of Termination. Except as otherwise provided in an agreement among the Parties, the termination of this Agreement shall not affect any other agreement among the Parties. In respect of any termination based upon a Party’s (i) failure to remit any sum payable to the other Party hereunder when due (subject to applicable grace and/or cure periods if any), (ii) insolvency or (iii) loss of Investor approval, all Servicing Rights that have been sold, transferred and assigned to the Purchaser pursuant to this Agreement shall remain subject to the terms of this Agreement. In respect of any other termination of this Agreement, all Servicing Rights in respect of which the applicable Transfer Date has occurred at the time of such termination shall remain subject to the terms of this Agreement and, if the Purchaser continues to be an Investor-approved servicer, the sale of such Servicing Rights shall be consummated in accordance with the terms of this Agreement as if such termination did not occur. With respect to any termination of particular obligations under this Agreement, the obligated Party shall have no further obligation to the other Party with respect to the terminated obligation.
ARTICLE XI.
MISCELLANEOUS
Section 11.01    Supplementary Information. From time to time prior to and after each Transfer Date, each Party shall furnish to the other Party such information supplementary to the information contained in the documents and schedules delivered pursuant hereto which is reasonably available and may reasonably be requested or which may be necessary to file any reports due to the Investors in connection with the Mortgage Loans and the Servicing Rights.
Section 11.02    Restriction on Notices; Information and Disclosure. Notwithstanding anything else herein, nothing in this Agreement shall require any party to provide any notice, information, investigation, audit, correspondence, and any other communication (collectively, “Information”) to any other party (1) if providing such Information is prohibited by Applicable Requirements or any other contractual or legal obligation or (2) upon any advice of counsel (which may be internal counsel), if providing such Information may cause such party to lose attorney-client privilege, attorney work product privilege or other similar protections (governed by the applicable jurisdiction); provided that, in the case of clause (1), except with respect to any such prohibition imposed by a Governmental Authority, Freddie Mac or Fannie Mae, the disclosing party shall use commercially reasonable efforts to obtain consent to such disclosure from the applicable third party unless disclosing party reasonably believes that such consent will not be attainable.
Section 11.03    Further Assurances. Each party hereto shall execute and deliver in a reasonable timeframe such reasonable and appropriate additional documents, instruments or agreements and take such reasonable actions as may be necessary or appropriate to effectuate the purposes of this Agreement at the request of the other party.
Section 11.04    Survival. Notwithstanding anything to the contrary contained herein, but subject to limitations of applicable law, the representations and warranties of the Parties contained herein, as well as the Parties’ respective rights and obligations arising under Article IX of this Agreement shall survive the termination of this Agreement and shall inure to the benefit of the Parties and their successors and assigns [***].
Section 11.05    Assignment.
(a)    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(b)    This Agreement may not be assigned or otherwise transferred by operation of law or otherwise by Purchaser or Seller without the express written consent of all parties to this Agreement and any such assignment or attempted assignment without such consent shall be void; provided, however, that (i) Purchaser may pledge its rights to any Person providing financing to such Purchaser or its Affiliates without the express written consent of Seller, (ii) without limiting any other transfers that otherwise do not require the consent of Seller, following a Transfer Date, Purchaser or any assignee or transferee thereof may transfer all or any interest in the Rights to MSRs or any Transferred Receivables Assets to any Person without the express written consent of Seller and (iii) Purchaser may assign or otherwise transfer any of its rights and obligations hereunder without the consent of Seller to any direct or indirect wholly-owned subsidiary of Purchaser Parent that has been approved by and is in good standing with Fannie Mae and Freddie Mac and each applicable State Agency, as necessary, in order to acquire the Servicing Rights hereunder, in any case, so long as such assignment and transfer does not materially delay the occurrence of the Transfer Dates contemplated by the Master Agreement and this Agreement.
(c)    This Agreement is otherwise solely for the benefit of the parties hereto, and no provision of this Agreement shall be deemed to confer upon any other Person any remedy, claim, liability, reimbursement, cause of action or other right, except to the extent expressly set forth herein.
Section 11.06    Notices.
(a)    All communications, notices, consents, waivers, and other communications under this Agreement must be in writing and be given in person or by means of email (with request for assurance of receipt in a manner typical with respect to communications of that type), by overnight courier or by mail, and shall become effective: (a) on delivery if given in person; (b) on the date of transmission if sent email, except with respect to notices delivered pursuant to Article X which shall be confirmed by a similar mailed writing; (c) one (1) Business Day after delivery to the overnight service; or (d) four (4) Business Days after being mailed, with proper postage and documentation, for first-class registered or certified mail, prepaid.
Notices shall be addressed as follows:
(i)    If to the Purchaser, to:
[***]
With a copy to:
[***]
(ii)     If to the Seller to:
Ocwen Loan Servicing, LLC
1661 Worthington Road, Suite 100
West Palm Beach, FL 33409
Attention: Secretary

with a copy (which shall not constitute notice) to:

Ocwen Loan Servicing LLC
(physical address)

Hamilton House, 56 King Street, 3rd Floor
Christiansted, St. Croix VI 00820

(mailing address)
1108 King Street
Christiansted, VI 00820

Attention: General Counsel

with a copy to:

[***]

provided, however, that if any party shall have designated a different address by notice to the others, then to the last address so designated.
Section 11.07    Entire Agreement. This Agreement, the Master Agreement and any agreements referenced herein or therein set forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and thereby and supersede any and all prior agreements, arrangements and understandings, both written and oral, between the parties relating to the subject matter hereof and thereof.
Section 11.08    Exhibits and Schedules. The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.
Section 11.09    Binding Effect; Third Parties. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person, other than the parties hereto and their successors and permitted assigns, any rights, obligations, remedies or liabilities.
Section 11.10    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 11.11    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THE DEFENSE OF AN INCONVENIENT

FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER OR BY ANY OTHER MANNER IN ACCORDANCE WITH LAW; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
Section 11.12    Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY AND ABSOLUTELY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.
Section 11.13    No Strict Construction. The parties agree that the language used in this Agreement is the language chosen by the parties to express their mutual intent and that no rule of strict construction is to be applied against either party. The parties and their respective counsel have reviewed and negotiated the terms of this Agreement.
Section 11.14    Costs and Expenses. Except as otherwise expressly set expressly in this Agreement, each party hereto shall be responsible for its own costs and expenses incurred in connection with the negotiation and execution of this Agreement and all documents relating thereto.
Section 11.15    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
Section 11.16    Headings. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.
Section 11.17    No Remedy Exclusive. No remedy under this Agreement is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to any remedies given under this Agreement or existing at law or in equity. Notwithstanding the foregoing, neither Party shall be responsible under or resulting from this Agreement to the other, and whether for indemnity, general common law contract damages, or other damages, for any consequential, punitive, incidental, indirect, exemplary or special losses or damages, including lost profits, even when advised of the possibility of any of the foregoing damages; provided that such limitation will not be applicable to any such damages paid to a third party as a result of any third party claims subject to indemnification under Section 9.01 or 9.02; provided further that the Seller will be obligated to pay Average Third Party Mark Payments required under, and as defined in, the Subservicing Agreement.
Section 11.18    Waiver. Any forbearance by a Party in exercising any right or remedy under this Agreement or otherwise afforded by applicable law shall not be a waiver or preclude the exercise of that or any other right or remedy.
Section 11.19    Confidentiality.
(a)    Each Party acknowledges that it may, in the course of performing its responsibilities under this Agreement, be exposed to or acquire Confidential Information that is proprietary to or confidential to the other Party, its Affiliates, their respective clients and investors or to third parties to whom the other Party owes a duty of confidentiality. The party providing Confidential Information in each case shall be called the “Disclosing Party” and the party receiving the Confidential Information shall be called the “Recipient”. With respect to all such Confidential Information, the Recipient shall (i) act in accordance and comply with all Applicable Requirements (including, without limitation, security and privacy laws with respect to its use of such Confidential Information), (ii) maintain, and shall require all third parties that receive Confidential Information from the Recipient as permitted hereunder to maintain, effective information security measures to protect Confidential Information from unauthorized disclosure or use, and (iii) provide the Disclosing Party with information regarding such security measures upon the reasonable request of the Disclosing Party and promptly provide the Disclosing Party with information regarding any failure of such security measures or any security breach. The Recipient shall hold the Disclosing Party’s Confidential Information in strict confidence, exercising no less care with respect to such Confidential Information than the level of care exercised with respect to the Recipient’s own similar Confidential Information and in no case less than a reasonable standard of care, and shall not copy, reproduce, summarize, quote, sell, assign, license, market, transfer or otherwise dispose of, give or disclose such information to third parties or use such information for any purposes other than the provision of the services to the Disclosing Party without the prior written authorization of the Disclosing Party. In addition, the Recipient shall not use the Confidential Information to make any contact with any of the parties identified in the Confidential Information without the prior authorization of the Disclosing Party, except in the course of performing its obligations under the terms of this Agreement.
(b)    The Recipient may disclose the Disclosing Party’s Confidential Information only (i) to its and its Affiliates’ officers, directors, attorneys, accountants, employees, agents and representatives and, with respect to the Purchaser only, rating agencies, consultants, bankers, financial advisors and potential financing sources (collectively, “Representatives”) who need to know such Confidential Information and who are subject to a duty of confidentiality (contractual or otherwise) with respect to such Confidential Information, (ii) to those Persons within the Recipient’s organization directly involved in the transactions hereunder, and who are bound by confidentiality terms substantially similar to the terms set forth herein, (iii) to the Recipient’s regulators and examiners, (iv) to defend itself in connection with a legal proceeding regarding the transactions hereunder and (v) as required by Applicable Requirements. The Recipient shall be liable for any breach of its confidentiality obligations and the confidentiality obligations of its Representatives.
(c)    The Parties shall not, without the other Party’s prior written authorization, publicize, disclose, or allow disclosure of any information about the other Party, its present or former partners, managing directors, directors, officers, employees, agents or clients, its or their business and financial affairs, personnel matters, operating procedures, organization responsibilities, marketing matters and policies or procedures, with any reporter, author, producer or similar Person or entity, or take any other action seeking to publicize or disclose any such information in any way likely to result in such information being made available to the general public in any form, including books, articles or writings of any other kind, as well as film, videotape, audiotape, or any other medium except as required by Applicable Requirements.
(d)    The obligations under this Section 11.19 shall survive the termination of this Agreement.
(e)    In addition to the foregoing, the parties agree that any information provided hereunder shall be subject to the terms of the Confidentiality Agreement, dated as of May 5, 2015 (the “Confidentiality Agreement”), by and between New Residential Investment Corp. and Seller; provided that if there exists any conflict between this Agreement and the terms of the Confidentiality Agreement, this Agreement shall control.
Section 11.20    Tax Treatment of Sales of Servicing Rights. The Parties agree that each sale of Servicing Rights pursuant to Article II of this Agreement shall be characterized as (i) a transfer of bare legal title (and not beneficial ownership) for tax purposes, and neither Party shall take any position on any tax return or tax filing or otherwise inconsistent therewith and (ii) an absolute transfer for all other purposes. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not an absolute transfer, this Agreement constitutes a security agreement under applicable law, the Seller hereby grants to the Purchaser a first priority perfected security interest in all of Seller’s right, title and interest, whether now owned or hereafter acquired, in, to and under the Servicing Rights with respect to which the Transfer Date has occurred, and the related Custodial Funds and Servicing Files to secure the Seller’s obligations hereunder and under any agreement, document or instrument delivered in connection with this Agreement. The Seller authorizes and agrees to cooperate with the Purchaser, and the Purchaser may file, at the expense of the Purchaser, any financing statements (and continuation statements and amendments to such financing statements) reasonably acceptable to Seller with respect to the Servicing Rights, now existing and hereafter created, meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the rights and interests of the Purchaser in and to the Servicing Rights.
Section 11.21    Third Party Beneficiaries. Except for HLSS Holdings, LLC and each Person indicated in Sections 9.01 and 9.02, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and nothing herein expressed or implied gives or may be construed to give to any Person, other than the Parties and such respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. The parties hereby designate HLSS Holdings, LLC as an express third-party beneficiary of this Agreement having the right to enforce the terms herein. For the avoidance of doubt, except as set forth above, the Seller and the Purchaser acknowledge and agree that Mortgagors are not third party beneficiaries of this Agreement.
Section 11.22    Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Agreement. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
Section 11.23    Reproduction of Documents. This Agreement and all documents relating hereto, including (a) consents, waivers and modifications which may hereafter be executed and (b) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.
Section 11.24    Limited Effect. Except as expressly set forth above or in the attachments hereto, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, claim, cause of action, power or remedy of any party hereto, whether arising before or after the date of this Agreement, or constitute a waiver of any provision of any other agreement.
Section 11.25    Ocwen Parent Guaranty.
(a)    Ocwen Parent hereby absolutely and unconditionally guarantees to the Purchaser the prompt, full and proper performance of each and every obligation and duty of the Seller under this Agreement, including the Seller’s obligations under Article IX hereof.
(b)    The guaranty described in this Section 11.25 is a guarantee of payment and performance, and not of collection. The Purchaser’s remedies are cumulative, such that the remedies recited in this Agreement with respect to this guaranty are in addition to, and not in lieu of, any remedies the Purchaser may otherwise have under this Agreement, at law, in equity, or otherwise.
(c)    Ocwen Parent hereby represents, warrants, and (as applicable) covenants to the Purchaser as follows: (i) Ocwen Parent is duly organized, validly existing and in good standing under the laws of Delaware; (ii) the execution, delivery and performance by Ocwen Parent of this Agreement are within Ocwen Parent’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) Ocwen Parent’s charter or by-laws, as applicable, or (B) any law or any contractual or regulatory restriction binding upon or affecting Ocwen Parent; (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Ocwen Parent of this Agreement; and (iv) this Agreement is and will continue to be the legal, valid and binding obligation of Ocwen Parent, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
Section 11.26    Purchaser Parent Guaranty.
(a)    Purchaser Parent hereby absolutely and unconditionally guarantees to the Seller the prompt, full and proper performance of each and every obligation and duty of the Purchaser under this Agreement, including the Purchaser’s obligations under Article IX hereof.
(b)    The guaranty described in this Section 11.26 is a guarantee of payment and performance, and not of collection. The Seller’s remedies are cumulative, such that the remedies recited in this Agreement with respect to this guaranty are in addition to, and not in lieu of, any remedies the Seller may otherwise have under this Agreement, at law, in equity, or otherwise.
(c)    Purchaser Parent hereby represents, warrants, and (as applicable) covenants to the Seller as follows: (i) Purchaser Parent is duly organized, validly existing and in good standing under the laws of Delaware; (ii) the execution, delivery and performance by Purchaser Parent of this Agreement are within Purchaser Parent’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) Purchaser Parent’s charter or by-laws, as applicable, or (B) any law or any contractual or regulatory restriction binding upon or affecting Purchaser Parent; (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Purchaser Parent of this Agreement; and (iv) this Agreement is and will continue to be the legal, valid and binding obligation of Purchaser Parent, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
Section 11.27    No Offset. Neither party shall have any right to offset against any amount payable hereunder or other agreement to the other party, or otherwise reduce any amount payable hereunder as a result of, any amount owing by the other party or any of its Affiliates to such party or any of its Affiliates.
Section 11.28    Amendment; Waivers. No amendment or modification of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The failure of a party hereto at any time or times to require performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
Section 11.29    SBO Contracts. The Parties hereto acknowledge and agree that, upon the transfer of any Master Servicing Rights, on the related Transfer Date, Seller shall assign to Purchaser, and Purchaser shall assume, to the extent applicable, the obligations and rights of Seller under any applicable SBO Contract, solely to the extent such rights and obligations relate to the particular Master Servicing Rights that are assigned on such Transfer Date, provided that any amendments to such SBOs Contracts while Seller is still performing the master servicing function as subservicer on behalf of Purchaser for such SBO Contract shall be made in accordance with the terms of Exhibit R of the Subservicing Agreement.
[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned parties to this Agreement has caused this Agreement to be duly executed in its name by one of its duly authorized officers on the date first set forth above.

New Residential Mortgage LLC,
as the Purchaser

By: New Residential Investment Corp., its
sole member

By:	/s/ Matthew Gabriel Hoffman-Johnson
	Name:	Matthew Gabriel Hoffman-Johnson
	Title:	Attorney-In-Fact, Agent and Authorized Signatory

Signature Page to Transfer Agreement

Solely for purposes of Articles I, X and XI:

New Residential Investment Corp.,
as Purchaser Parent

By:	/s/ Matthew Gabriel Hoffman-Johnson
	Name:	Matthew Gabriel Hoffman-Johnson
	Title:	Attorney-In-Fact, Agent and Authorized Signatory

Signature Page to Transfer Agreement

Ocwen Loan Servicing, LLC,
as the Seller

By:	/s/ John P Kim
	Name:	John P Kim
	Title:	Senior Vice President

Signature Page to Transfer Agreement

Solely for purposes of Articles I, X and XI:

Ocwen Financial Corporation,
as Ocwen Parent

By:	/s/ John V. Britti
	Name:	John V. Britti
	Title:	EVP

Signature Page to Transfer Agreement

Exhibit A
FORM OF ASSIGNMENT AGREEMENT FOR SERVICING RIGHTS
Dated [________], [___]
Subject to, and upon the terms and conditions of the Transfer Agreement, dated as of July 23, 2017 (the “Agreement”), by and among [_____________________], a [_____] limited liability company (the “Seller”) and NEW RESIDENTIAL MORTGAGE LLC, a Delaware limited liability company (the “Purchaser”), as may be amended, restated, or otherwise modified and in effect from time to time, the Seller hereby assigns, transfers and delivers to the Purchaser all of the Seller’s right, title and interest in and to (i) Servicing Rights, (ii) Custodial Funds and (iii) the Servicing Files, in each case, for each of the Mortgage Loans set forth in Annex A attached hereto and all proceeds thereof; provided, however, that the Purchaser neither purchases nor assumes any Excluded Obligation. The Seller and the Purchaser hereby agree that as of the applicable Transfer Date, the applicable Mortgage Loan shall be deemed to be a “Mortgage Loan” for all purposes of the Agreement.
All of the terms, covenants, conditions and obligations of the Agreement required to be complied with and performed by the Seller on or prior to the date hereof have been duly complied with and performed in all material respects. All conditions precedent set forth in Article VII and Article VIII of the Agreement with respect to such Transfer Date have been complied.
Capitalized terms used in this Assignment Agreement have the meanings given to such terms in, or incorporated by reference into, the Agreement.

OCWEN LOAN SERVICING, LLC
as the Seller

By:
Name:
Title:

NEW RESIDENTIAL MORTGAGE LLC
as the Purchaser

By:
Name:
Title:

A-1-1

Annex A
[ATTACH ANNEX A, WHICH MAY BE ON COMPUTER TAPE, COMPACT DISK, OR MICROFICHE, CONTAINING THE INFORMATION SET FORTH BELOW]

A-1-2

Exhibit B
Servicing Rights Classification

Servicing Type

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
Ex. B

[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X

Ex. B

[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]		X
[***]	[***]			X
[***]	[***]			X
[***]	[***]		X
[***]	[***]			X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X

Ex. B

[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X

Ex. B

[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]	X	X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X

Ex. B

[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
Ex. B

[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X

Ex. B

[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]			X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]			X
[***]	[***]			X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X

Ex. B

[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]	X	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]			X
[***]	[***]		X

Ex. B

[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]	X
[***]	[***]		X
[***]	[***]		X
[***]	[***]		X

Ex. B

Exhibit C
Homeward Servicing Rights

Inv #	Deal Name
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Ex. C

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Ex. C

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Ex. C

Exhibit 3.05
Wire Instructions
[***]
[***]
ABA:  [***]
Account:  [***]
Account Name:  [***]

Ex. 3.05

Exhibit 6.11-A
Seller Information: Complaint Report

LOAN_NUM
CASE_PRMRY_BRWR_NM
CASE_RCVD_DT
CASE_CLOSED_DT
TAT
CASE_TYP
CASE_CNTC_METHOD
CASE_NUM
ISU_CAT
ISSUE_DESCRIPTION
DRILLDOWN
CASE_DET
RES_SUMMARY
STAGE1_RES
ASSIGNED_TO
In addition, the complaint report will include fields for:
Property State
Property Zip Code

Within 30 days of the Effective Date, (i) Seller will provide information as to the availability of data to report on the dates when Seller acknowledges Mortgagor complaints and (ii) will develop a summary report including: (1) aggregate number of complaints outstanding, (2) breakdown of all complaints by issue type, (3) number of new complaints each month and (4) number of complaints resolved each month.

Ex. 6.11-A

Exhibit 6.11-B
Seller Information: Litigation Report

DATA_ASOF_DATE
LOAN_NUM
LOAN_NUM_PRIOR
LOAN_NUM_INV
INV_CODE
INV_NAME
INV_DEAL_ID
PRIN_BALANCE
DELQ_STATUS
PROP_STATE
USERCDELIST
In addition, the complaint report will include fields for:
Property State
Property Zip Code
Type of Case (Foreclosure, Bankruptcy, etc.) (unless the report is separated by type)

Within 30 days of the Effective Date, Seller will provide information related to the ability to provide case comments, will work with Purchaser to agree to a process by which case comments will be provided and will develop a summary report including: (1) aggregate number of litigation matters outstanding, (2) breakdown of all complaints by issue type, (3) number of new complaints each month and (4) number litigation matters resolved each month and mutually agreed upon additional litigation fields reasonably requested by NRZ and based on discussions with Seller's internal litigation counsel.

Schedule 4.08A
Any litigation, claim, demand, proceeding or governmental investigation or other matter disclosed in the Regulatory and Contingencies Footnotes in the Amended 2016 Form 10-K or First Quarter 2017 Form 10-Q of Ocwen Financial Corporation filed with the Securities and Exchange Commission or in the information contained in the email from [***] to [***] on Sunday, July 23, 2017.

Schedule 4.08B
Any written notice to the Seller claiming or stating that the Seller has violated, breached or not complied with any Applicable Requirements in connection with the Servicing Rights, which claim remains unresolved, as disclosed in the Regulatory and Contingencies Footnotes in the Amended 2016 Form 10-K or First Quarter 2017 Form 10-Q of Ocwen Financial Corporation filed with the Securities and Exchange Commission or in the information contained in the email from [***] to [***] on Sunday, July 23, 2017.

Schedule 4.08B

Schedule 4.10

SELLER INFORMATION

1.	The information provided to Purchaser pursuant to Section 6.11 of this Agreement.

2.	List of investor codes that were reflected on Seller’s systems as allowing stop advance as of November 2, 2016.

3.	List of investor codes that were reflected on Seller’s systems as allowing recoupment of advances as of November 2, 2016.

4.	The following information provided by Seller to Purchaser (or its Affiliates):

a.	stop advance loan counts and balances as set forth in NRZ/Fortress - Monthly Stop Advance and Advance Recoup Trends Report delivered to Purchaser on June 20, 2017

b.	recoup amounts as set forth in NRZ/Fortress - Monthly Stop Advance and Advance Recoup Trends Report delivered to Purchaser on June 20, 2017

c.	recapture loan counts, balances and recapture rate as set forth in HLSS/NRZ - Refinanced Loans (April 1, 2015 - May 31, 2017) delivered to the Purchased on July 17, 2017

d.
monthly loan tape for primary servicing, subservicing and master servicing for the prior 12-month period from June 2016 through and including June 2017, the below fields (for example, (i) the June 2017 data for primary servicing is set forth in NRZ/HLSS - Primary MSR Data Tape delivered to the Purchaser on July 11, 2017 and (ii) the April 2017 data for master servicing is set forth in HLSS/NRZ - Master MSR Data Tape - As_Of_Date 04/30/2017 delivered to the Purchaser on June 26, 2017):

i.	loan_number

ii.	as_of_dt

iii.	next_due_dt

iv.	end_bal

v.	dq_stat

vi.	maturity_dt

vii.	mod_dt

5.	Historical loss information with respect to losses incurred by Seller pursuant to certain Servicing Agreements as set forth in an email delivered by Seller to Purchaser on June 7, 2017.

Schedule 4.10

6.
Loan-level P&I Advance, Servicing Advance (Escrow and Corporate Advances, but excluding NBB advance balances) balances as of June 30, 2017 (P&I Advance balances representing a reasonable approximation of such balance at such time and not out-of-pocket advances funded by the Seller or Purchaser).

7.	Loan-level NBB advance balances as delivered by the Seller to the Purchaser on July 7, 2017.

8.	Loan-level deferred servicing fee information as of May 31, 2017, as delivered by the Seller to the Purchaser on July 5, 2017.

9.	All pre-onsite visit materials provided by Seller to Purchaser via the FirmX website but solely to the extent included in the “Ocwen – New Residential Mortgage Directory”.

10.	PowerPoint presentations delivered by Seller to Purchaser on June 20, 2017 in connection with Purchaser's onsite visit.

Schedule 4.10

Schedule 4.12.12

(1)    The economics of certain call rights associated with the Servicing Rights were previously transferred to an affiliate of OLS, Ocwen Mortgage Asset Partners, L.P. (“OMAP”), a Cayman Islands exempted limited partnership, pursuant to certain participation arrangements. As a result, the sale to Purchaser of such call rights upon the applicable Transfer Date of the related Servicing Rights is to be effectuated by Seller acting as an accommodation party for OMAP, pursuant to various direction letters and validly executed corporate consents authorizing such sale.
(2)    The Homeward Servicing Rights, as described in Section 1.03 of this Agreement; provided however that such representation and warranty is true and correct with respect to Homeward .

Schedule 4.12.12

Schedule 4.12.15
Selected Servicing Agreements with Incurred Losses

Inv #	Deal Name	Reference
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)

Schedule 4.12.15

[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)

Schedule 4.12.15

[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(A)
[***]	[***]	(B)
[***]	[***]	(B)
[***]	[***]	(B)
[***]	[***]	(B)
[***]	[***]	(B)
[***]	[***]	(B)
[***]	[***]	(C)
[***]	[***]	(C)
[***]	[***]	(C)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)

Schedule 4.12.15

[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(D)
[***]	[***]	(E)
[***]	[***]	(E)
[***]	[***]	(E)

References
(A)	contains FHA, VA or USDA insured Mortgage Loans
(B)
Subservicer has incurred legal expenses incured on behalf of the trust fund in connection with breaches of the seller (Option One), with such expenses not being reimbureable from general collections due to the relationship between the prior servicer and originator/seller (both Option One)

(C)	Subservicer has incurred losses related to non-recoverable advances (with such losses not based upon a failure of the servicer to comply with the Applicable Requirements)
(D)
Subservicer has been required to pay expenses and other indemnification payments incurred by the trustee in connection with its duties and be reimbursed from the trust, with servicer reimbursement or indemnification payable by the trust being subsequent to certain other distributions

(E)	contains FNMA or FHLMC loans

Schedule 4.12.15

Schedule 4.12.17
The tax service contracts related to 535,323 Mortgage Loans and the flood certification contracts related to 70,285 Mortgage Loans identified to Purchaser as of June 2017.

Schedule 4.12.17

Schedule 4.12.21

None.

Schedule 4.12.21

Annex A

Data Fields with respect to each Data Tape

[***]

Annex A-1

Annex B

MARCH DATA TAPE FIELDS

1.    as_of_dt
2.    closing_dt
3.    prod_type
4.    next_due_dt
5.    sch_mnth_p
6.    int_rate
7.    sfee_rate
8.    end_bal
9.    dq_stat
10.    maturity_dt
11.    state
12.    lien
13.    curr_val
14.    orig_val
15.    tot_pmt
16.    mod_dt
17.    loan_term
18.    PI_ADV_BAL
19.    ESC_ADV_BAL
20.    CORP_ADV_BAL
21.    remit_type
22.    purpose
23.    index_id
24.    margin
25.    arm_first_reset
26.    arm_rate_chg_dt
27.    zip
28.    orig_bal
29.    rate_reset

Annex B-1